As filed with the U.S. Securities and Exchange Commission on March 21, 2022

1933 Act File No. 333-262082

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

Pre-Effective Amendment No. 1             Post-Effective Amendment No. ___

Managed Portfolio Series
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices, Zip Code)

(414) 287-3700
(Registrant’s Telephone Number)

Brian R. Wiedmeyer, President and Principal Executive Officer
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copy to:

Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Title of Securities being Registered: Class A, Class C, and Institutional Class shares of the Kensington Managed Income Fund and Class A, Class C, and Institutional Class shares of the Kensington Dynamic Growth Fund.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

Kensington Managed Income Fund
Kensington Dynamic Growth Fund
each a series of Advisors Preferred Trust
Dear Shareholder:
I am writing to let you know that a meeting (the “Meeting”) of shareholders of the Kensington Managed Income Fund (the “Target Income Fund”) and the Kensington Dynamic Growth Fund (the “Target Growth Fund” and, together with the Target Income Fund, the “Target Funds”) has been scheduled for May 17, 2022 at 1:00 p.m., Eastern time. If you plan to attend the Meeting, please follow the registration instructions as outlined in the enclosed Proxy Statement/Prospectus. The Meeting has been called to consider important proposals affecting the Target Funds. The enclosed Proxy Statement/Prospectus describes proposals to reorganize the Target Income Fund and Target Growth Fund into newly created mutual funds within Managed Portfolio Series (the “Acquiring Trust”), which are also called the Kensington Managed Income Fund (the “Acquiring Income Fund”) and the Kensington Dynamic Growth Fund (the “Acquiring Growth Fund” and, together with the Acquiring Income Fund, the “Acquiring Funds”). Shareholders of the Target Funds will receive shares of the corresponding Acquiring Funds in a transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.
If approved by shareholders, the Reorganizations (defined below) will occur on or about May 20, 2022.  On that date, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Target Fund; shareholders of the Target Funds will receive a number of full and fractional shares of each designated class of the corresponding Acquiring Funds equal in aggregate net asset value to such shareholder’s shares of the designated class of the Target Fund held at the time of the exchange; and the Target Funds will be dissolved (each transaction with respect to each Target Fund and its corresponding Acquiring Fund, a “Reorganization,” and together the “Reorganizations”).  The enclosed Proxy Statement/Prospectus describes the Reorganizations in greater detail and contains important information about the Acquiring Fund.
The Reorganizations have been carefully reviewed by the Target Fund’s Board of Trustees (the “Target Fund Board”).  The Target Fund Board is responsible for protecting your interests as a shareholder.  The Target Fund Board believes the Reorganizations are in the best interests of the Target Funds and approved the Reorganizations on December 15, 2021. The Target Fund Board recommends that you vote in favor of the proposal and approve the Reorganizations.
We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website, www.okapivote.com/Kensington, and we encourage you to check this website prior to the Meeting if you plan to attend. If it is determined that the Meeting will be held remotely, it is not anticipated that there would be any changes that would limit the ability of investors to ask questions and/or make statements to the same extent as an in-person meeting. Information regarding the remote meeting, including a technical assistance number, will be provided at www.okapivote.com/Kensington. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

Sincerely,

/s/ Catherine Ayers-Rigsby

Catherine Ayers-Rigsby
President
March 23, 2022

Advisors Preferred Trust
1445 Research Boulevard, Suite 530, Rockville, Maryland 20850
Notice of Special Meeting of Shareholders of the
Kensington Managed Income Fund and Kensington Dynamic Growth Fund
A special meeting (the “Meeting”) of shareholders of the Kensington Managed Income Fund (the “Target Income Fund”) and the Kensington Dynamic Growth Fund (the “Target Growth Fund” and, together with the Target Income Fund, the “Target Funds”), both series of Advisors Preferred Trust (the “Target Trust”), has been scheduled for May 17, 2022 at 1:00 p.m., Eastern time, to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215, to vote on the following proposals (each a “Proposal,” together the “Proposals”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
Proposal for the Kensington Managed Income Fund:
To approve an Agreement and Plan of Reorganization by and between Advisors Preferred Trust (the “Target Trust”) and Managed Portfolio Series (the “Acquiring Trust”) which provides for the reorganization of the Kensington Managed Income Fund (the “Target Income Fund”) into a newly created series within the Acquiring Trust which is also called the Kensington Managed Income Fund (the “Acquiring Income Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Income Fund by the Acquiring Income Fund in exchange for shares of the Acquiring Income Fund; (b) the distribution of such shares to the shareholders of the Target Income Fund; and (c) the liquidation and termination of the Target Income Fund (the “Income Fund Reorganization”).
Proposal for the Kensington Dynamic Growth Fund:
To approve an Agreement and Plan of Reorganization by and between the Target Trust and the Acquiring Trust, which provides for the reorganization of the Kensington Dynamic Growth Fund (the “Target Growth Fund”) into a newly created series within the Acquiring Trust which is also called the Kensington Dynamic Growth Fund (the “Acquiring Growth Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Growth Fund by the Acquiring Growth Fund in exchange for shares of the Acquiring Growth Fund; (b) the distribution of such shares to the shareholders of the Target Growth Fund; and (c) the liquidation and termination of the Target Growth Fund (the “Growth Fund Reorganization”).

Fund shareholders of record as of the close of business on March 16, 2022 are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. If any other proposals in addition to the Proposals properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the relevant Target Fund will vote separately on each such proposal.

The Target Trust’s Board of Trustees (the “Target Fund Board”) has approved the Agreement and Plan of Reorganization and recommends that shareholders of the Target Funds cast their vote “FOR” the Proposals as described in the accompanying Proxy Statement/Prospectus.

Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the Meeting and casting your vote.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website, www.okapivote.com/Kensington, and we encourage you to check this website prior to the Meeting if you plan to attend. If it is determined that the Meeting will be held remotely, it is not anticipated that there would be any changes that would limit the ability of investors to ask questions and/or make statements to the same extent as an in-person meeting. Information regarding the remote meeting, including a technical assistance number, will be provided at www.okapivote.com/Kensington. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

By order of the Target Fund Board,

/s/ Catherine Ayers-Rigsby
Catherine Ayers-Rigsby
President
March 23, 2022

Kensington Managed Income Fund Kensington Dynamic Growth Fund each a series of	Kensington Managed Income Fund Kensington Dynamic Growth Fund each a series of
Advisors Preferred Trust 1445 Research Boulevard, Suite 530 Rockville, Maryland 20850	Managed Portfolio Series 615 East Michigan Street Milwaukee, Wisconsin 53202
Proxy Statement/Prospectus
March 23, 2022

This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of the Kensington Managed Income Fund (the “Target Income Fund”) and the Kensington Dynamic Growth Fund (the “Target Growth Fund” and, together with the Target Income Fund, the “Target Funds”), each a series of Advisors Preferred Trust (the “Target Trust”). The Meeting is scheduled for May 17, 2022 at 1:00 p.m., Eastern time, to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215. At the Meeting, you and other shareholders of the Target Funds will be asked to consider and vote upon the following proposals (each, a “Proposal”, and together, the “Proposals”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal for the Kensington Managed Income Fund:

To approve an Agreement and Plan of Reorganization by and between Advisors Preferred Trust (the “Target Trust”) and Managed Portfolio Series (the “Acquiring Trust”) which provides for the reorganization of the Kensington Managed Income Fund (the “Target Income Fund”) into a newly created series within the Acquiring Trust which is also called the Kensington Managed Income Fund (the “Acquiring Income Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Income Fund by the Acquiring Income Fund in exchange for shares of the Acquiring Income Fund; (b) the distribution of such shares to the shareholders of the Target Income Fund; and (c) the liquidation and termination of the Target Income Fund (the “Income Fund Reorganization”).

Proposal for the Kensington Dynamic Growth Fund:

To approve an Agreement and Plan of Reorganization by and between the Advisors Preferred Trust (the “Target Trust”) and Managed Portfolio Series (the “Acquiring Trust”) which provides for the reorganization of the Kensington Dynamic Growth Fund (the “Target Growth Fund”) into a newly created series within the Acquiring Trust which is also called the Kensington Dynamic Growth Fund (the “Acquiring Growth Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Growth Fund by the Acquiring Growth Fund in exchange for shares of the Acquiring Growth Fund; (b) the distribution of such shares to the shareholders of the Target Growth Fund; and (c) the liquidation and termination of the Target Growth Fund (the “Growth Fund Reorganization”).

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If shareholders of the Target Funds vote to approve the Agreement and Plan of Reorganization (the “Plan”), shareholders of the Target Funds will receive shares of their corresponding Acquiring Income Fund or Acquiring Growth Fund (each, an Acquiring Fund,” and together, the “Acquiring Funds”) in the respective Income Fund Reorganization or Growth Fund Reorganization (each, a “Reorganization,” and together, the “Reorganizations”) (in the corresponding share class) having a total dollar value equal to the value of their investment in the Target Funds immediately prior to the Reorganization, as determined pursuant to the Plan. The Target Funds will then be liquidated and dissolved.

The Reorganizations are generally anticipated to be tax-free transactions for the Target Funds and their shareholders. The Target Trust’s Board of Trustees (the “Target Fund Board”) has approved the Plan and has determined that approval of the Reorganizations is in the best interests of the Target Funds. Accordingly, the Target Fund Board recommends that shareholders of each Target Fund vote “FOR” the Proposals.

The Target Fund Board has fixed the close of business on March 16, 2022 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share of each Target Fund held (and a proportionate fractional vote for each fractional share held). If any other proposals in addition to the Proposals properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of each Target Fund will vote separately on each such proposal. If the shareholders of one of the Target Funds approve the Reorganization but the shareholders of the other Target Fund do not approve the Reorganization, then the Reorganization will be implemented with regard to the Target Fund that received shareholder approval of the Reorganization. The Target Fund Board will consider additional actions with respect to the Target Fund that did not receive shareholder approval.

This Proxy Statement/Prospectus sets forth certain information about the Reorganizations and the Acquiring Income Fund and Acquiring Growth Fund that you should consider before voting on the Proposals or investing in the Acquiring Funds. You should retain this information for future reference. The Target Trust and Acquiring Trust are separate registered open-end management investment companies. This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed to eligible shareholders on or about April 4, 2022.

Additional information is available in the following materials:

•the Statement of Additional Information dated March 23, 2022, relating to this Proxy Statement/Prospectus (the “Proxy Statement SAI”);

•Prospectus dated May 1, 2021 for the Target Funds, as amended and supplemented (“Target Funds’ Prospectus”) (File no. 811-22756);

•Statement of Additional Information dated May 1, 2021 for the Target Funds, as amended and supplemented (“Target Funds’ SAI”) (File no. 811-22756); and

•The Target Funds’ audited financial statements and related report of the independent registered public accounting firm included in the Target Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2021 (the “Target Fund Annual Report”). The financial highlights for the Target Fund contained in the Target Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C.
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The Target Funds’ Prospectus and Target Funds’ SAI are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Funds’ Prospectus, SAI, and Annual Report are available on the Target Funds’ website at https://www.advisorspreferred.com.

The documents listed above are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of the Target Funds’ documents are also available at no cost by calling 855-375-3060. You may also obtain these documents from the SEC’s website at www.sec.gov. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS.

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NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE REORGANIZATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR RELATED SOLICITATION MATERIALS ON FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR REPRESENTATIONS.

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SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the Prospectus and SAI of the Target Funds. Shareholders should read the entire Proxy Statement/Prospectus, the Target Funds’ Prospectus, and the Target Funds’ SAI carefully for more complete information.

WHY ARE YOU SENDING ME THE PROXY STATEMENT/PROSPECTUS?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Funds as of the Record Date and, therefore, have the right to vote on the very important Proposals described herein concerning the Target Funds. This Proxy Statement/Prospectus contains information that shareholders should know before voting on the Proposals. This document is both a proxy statement of the Target Funds and also a prospectus for the Acquiring Funds.

ON WHAT AM I BEING ASKED TO VOTE?

You are being asked to approve a Plan under which the Target Income Fund would be reorganized into the Acquiring Income Fund and the Target Growth Fund would be reorganized into the Acquiring Growth Fund within the Acquiring Trust. The Plan, with respect to the Target Funds, provides for: (a) the transfer of all of the assets of the Target Funds to the Acquiring Funds in exchange for shares of the Acquiring Funds and the Acquiring Funds’ assumption of all of the Target Funds’ liabilities; (b) the distribution of shares of the corresponding classes of the Acquiring Funds to the shareholders of the Target Funds; and (c) the liquidation and termination of the Target Funds.

The Acquiring Funds have the same portfolio management team and investment objective, and substantially similar investments policies, strategies, and risks as the Target Funds. As a result of the Reorganizations (if approved by shareholders), Target Income Fund and Target Growth Fund shareholders will become Acquiring Income Fund and Acquiring Growth Fund shareholders, respectively, and will receive shares in the corresponding Acquiring Fund’s share class having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Income Fund and/or Target Growth Fund immediately prior to the Reorganizations.

    Approval of the shareholders of each Target Fund is needed to proceed with the Proposals with respect to such Target Fund. The Meeting will be held on May 17, 2022 at 1:00 p.m., Eastern time to consider the Proposals. If shareholders of a Target Fund do not approve the Reorganization, the Target Fund Board will consider what further actions to take with respect to such Target Fund.

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WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATIONS?

The proposed Reorganizations will enable Kensington Asset Management, LLC (“Kensington”), the investment sub-adviser of the Target Funds and the investment adviser of the Acquiring Funds, to serve as the sole investment adviser with respect to the assets that you have invested in the Target Income Fund and Target Growth Fund, by transferring such assets to the Acquiring Income Fund and Acquiring Growth Fund, respectively. The proposed Reorganizations would, in turn, provide Kensington with the opportunity to create future economies of scale that could benefit shareholders if certain fixed costs can be spread across a larger asset base. Kensington is in the process of launching another mutual fund in the Acquiring Trust, and desires to bring the Target Funds within the structure of the Acquiring Trust. Additionally, Kensington believes that having the firm responsible for the Target Funds’ strategies and portfolio management as the Funds’ investment adviser will enhance Kensington’s ability to market the Funds and attract additional assets to create additional economies of scale. To make the transition to the new investment manager as seamless as possible, shell investment portfolios of the Acquiring Trust were established with the same investment objectives and substantially similar policies, strategies, and risks. By reorganizing each Target Fund into the corresponding Acquiring Fund, Target Fund shareholders will be able to continue their investment in a substantially similar fund managed by the same portfolio team.

In considering the Reorganizations and the Plan, the Target Funds’ Board considered these and other factors in concluding that the Reorganizations would be in the best interest of the Target Income Fund and Target Growth Fund and their shareholders. The Target Fund Board’s considerations are described in more detail in the section below entitled “THE PROPOSED REORGANIZATIONS — Board Considerations in Approving the Reorganizations”.

In conjunction with the proposed Reorganizations, Bruce DeLaurentis, currently a control person of Kensington Asset Management, LLC, intends to sell a portion of his voting ownership interest in Kensington back to the company, which will result in him owning less than a 25% voting interest in Kensington (the “Transaction”). The Transaction will result in a change of control of Kensington and the termination of the current investment sub-advisory agreement with respect to the Target Funds. Mr. DeLaurentis is deemed to control Kensington by virtue of his 50% voting interest when compared to other indirect voting interests of less than 25% each held by Mark Engelbrecht and Mano Fanopoulos through their ownership of Kensington Investment Distributors, LLC, which owns the other 50% of Kensington. Following the Transaction, Mr. DeLaurentis will have a 24.5% voting interest in Kensington and Kensington Investment Partners, LLC will have a 75.5% voting interest. Kensington Investment Partners, LLC will have acquired the interest previously held by Kensington Investment Distributors, LLC. Mr. Engelbrecht and Mr. Fanopoulos will each be deemed to control Kensington by virtue of each’s 48.5% ownership of Kensington Investment Partners, LLC, which produces an indirect voting interest of 36.6175% in Kensington for each of Mr. Engelbrecht and Mr. Fanopoulos. A voting interest of more than 25% produces a presumption of control under the 1940 Act. The Transaction will have no impact on the proposed Reorganizations because the Reorganizations already requires the approval of a new investment advisory agreement between the Acquiring Trust, on behalf of the Acquiring Funds, and Kensington, and because, as described in more detail below, Mr. DeLaurentis will continue to serve as Portfolio Manager of the Acquiring Funds. The current and future ownership is represented below.

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Kensington Investment Distributors, LLC will play the same role in connection with the marketing and distribution of the Acquiring Funds following the Reorganizations as is currently the case with respect to the Target Funds. The only change in the relationship between Kensington Investment Distributors, LLC and Kensington Asset Management, LLC will be that the equity position of Kensington Asset Management, LLC that currently is held by Kensington Investment Distributors, LLC will be transferred to Kensington Investment Partners, LLC which will be controlled by the same individuals that currently control Kensington Investment Distributors, LLC. Kensington Investment Partners, LLC also will be the sole owner of Kensington Investment Distributors, LLC once the restructuring is complete.
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Current Ownership Structure

Mark		Mano		Joe
Engelbrecht		Fanopoulos		Dattolo
|		|		|
48.50%		48.50%		3.00%
|		|		|
|
100.00%
|
	Kensington		Bruce
	Investment		DeLaurentis
Distributors, LLC
	|		|
	50.00%		50.00%
	|		|
Kensington Asset Management, LLC

Future Ownership Structure

Mark		Mano		Joe
Engelbrecht		Fanopoulos		Dattolo
|		|		|
48.50%		48.50%		3.00%
|		|		|
|
100.00%
|
	Kensington		Bruce
	Investment		DeLaurentis
Partners, LLC
	|		|
	75.50%		24.50%
	|		|
Kensington Asset Management, LLC

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WILL THE ACQUIRING FUNDS HAVE THE SAME PORTFOLIO MANAGERS AS THE TARGET FUNDS?

Yes. The same portfolio management team that serves the Target Income Fund and Target Growth Fund is the portfolio management team for the Acquiring Income Fund and Acquiring Growth Fund, supported by the same analysts and traders. The Acquiring Income Fund and Acquiring Growth Fund Prospectus that accompanies this Proxy Statement/Prospectus provides biographical information about the key individuals who comprise the portfolio management teams.

HAS THE TARGET FUND BOARD APPROVED THE REORGANIZATIONS?

Yes. As discussed in more detail in the Proxy Statement/Prospectus, the Target Fund Board carefully reviewed and considered the Proposals and the Plan and, upon the recommendation of Kensington, the investment sub-adviser to the Target Income Fund and Target Growth Fund, unanimously approved the Plan and the Reorganizations. The Target Funds’ Board recommends that shareholders of the Target Income Fund and Target Growth Fund vote “For” the Proposals, and thereby approve the Plan and Reorganizations.

WHAT EFFECT WILL THE REORGANIZATIONS HAVE ON ME AS A SHAREHOLDER?

As a result of the Reorganizations, you will become a shareholder of the Acquiring Fund which corresponds to the Target Fund you now own. Immediately after the Reorganizations, you will own shares of the Acquiring Fund having a total dollar value equal to the dollar value of the shares of the corresponding Target Fund that you owned immediately prior to the Reorganizations. The Acquiring Funds each have share classes identical in structure to the classes currently existing in the Target Funds, so you will own shares of the same class of the Acquiring Fund as you owned of the Target Fund. Kensington will serve as the investment adviser to each Acquiring Fund and will continue to manage the assets according to the same investment objective and investment philosophy currently in effect for each Target Fund.

HOW DO THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES COMPARE?

Investment Objectives. The investment objectives of each Acquiring Fund and its corresponding Target Fund are identical. Each Target Fund and Acquiring Fund has an investment objective that may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies. The principal investment strategies of the Target Income Fund and Acquiring Income Fund are substantially similar in that each Fund employs a “fund-of-funds” strategy to obtain exposure to income-producing securities through investments in other investment companies. The Target Income Fund’s principal investment strategy uses mutual funds for such investments, while the Acquiring Income Fund may use mutual funds or exchange-traded funds (“ETFs”). Additionally, the Acquiring Income Fund may invest directly in U.S. Treasury securities, rather than solely obtaining exposure to such securities indirectly through other investment companies.

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The principal investment strategies of the Target Growth Fund and Acquiring Growth Fund are also substantially similar in that each Fund employs a “fund-of-funds” strategy to obtain exposure to domestic equity securities or cash and cash equivalents through investments in other investment companies. Additionally, the Acquiring Income Fund may invest directly in U.S. Treasury securities, rather than solely obtaining exposure to such securities indirectly through other investment companies, and the Acquiring Income Fund may seek to replicate the holdings of an underlying fund (i.e., invest in the same component companies of an underlying fund in approximately the same weights that they have in the underlying fund) in lieu of investing in the underlying fund itself.

HOW DO THE FUNDS’ EXPENSES COMPARE?

The following tables compare the annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Target Funds with the estimated (pro forma) expense ratios of the Acquiring Funds assuming completion of the Reorganizations. The expense ratio of each class of the Acquiring Funds after the Reorganizations is expected to be lower than the expense ratio of the corresponding class or classes of Target Funds. In addition, Kensington has contractually agreed to limit the Acquiring Fund’s total net operating expense ratio (excluding certain types of expenses described below) for a period of at least two years from the closing date of the Reorganizations. The expense ratios provided below are based on the audited financial statements for each Target Fund as of December 31, 2021. The (pro forma) expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.
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	Target Income Fund			Acquiring Income Fund (pro forma)

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class	Class C	Class A	Institutional Class	Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%	None	None	4.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) as a Percentage of Original Purchase Price or Redemption Price, Whichever is Lower(1)	None	None	1.00%	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class	Class C	Class A	Institutional Class	Class C
Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%	0.25%	0.00%	1.00%
Other Expenses(2)	0.16%	0.16%	0.16%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses(3)	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	2.13%	1.88%	2.88%	2.07%	1.82%	2.82%
(1)The Fund’s distributor may advance to, or reimburse, the Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC.
(2)For Target Fund Class A shares, other expenses may include shareholder service expenses that may include sub-transfer agent and sub-custodian fees. Acquiring Fund Other Expenses have been estimated.
(3)Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

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	Target Growth Fund			Acquiring Growth Fund (pro forma)

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class	Class C	Class A	Institutional Class	Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%	None	None	4.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) as a Percentage of Original Purchase Price or Redemption Price, Whichever is Lower(1)	None	None	1.00%	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class	Class C	Class A	Institutional Class	Class C
Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%	0.25%	0.00%	1.00%
Other Expenses(2)	0.20%	0.20%	0.19%	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses(3)	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.83%	1.58%	2.57%	1.76%	1.51%	2.51%
(1)The Fund’s distributor may advance to, or reimburse, the Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC.
(2)For Target Fund Class A shares, other expenses may include shareholder service expenses that may include sub-transfer agent and sub-custodian fees. Acquiring Fund Other Expenses have been estimated.
(3)Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

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EXPENSE EXAMPLE

The expense examples below are intended to help you compare the costs of investing in the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target Income Fund	One Year	Three Years	Five Years	Ten Years
Class A	$681	$1,110	$1,565	$2,820
Institutional Class	$191	$591	$1,016	$2,201
Class C	$391	$892	$1,518	$3,204

Acquiring Income Fund (pro forma)	One Year	Three Years	Five Years	Ten Years
Class A	$675	$1,093	$1,536	$2,761
Institutional Class	$185	$573	$985	$2,137
Class C	$385	$874	$1,489	$3,147

Target Growth Fund	One Year	Three Years	Five Years	Ten Years
Class A	$652	$1,023	$1,418	$2,521
Institutional Class	$161	$499	$860	$1,878
Class C	$360	$799	$1,365	$2,905

Acquiring Growth Fund (pro forma)	One Year	Three Years	Five Years	Ten Years
Class A	$645	$1,003	$1,384	$2,450
Institutional Class	$154	$477	$824	$1,802
Class C	$354	$782	$1,335	$2,846

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

If the Reorganizations are approved, each Acquiring Fund will assume the performance history of the corresponding Target Fund. The Acquiring Funds do not have their own performance history because they have not yet commenced operations.

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Target Income Fund Performance

The bar chart and performance table below show the variability of the Target Income Fund’s returns, which is some indication of the risks of investing in the Target Income Fund. The bar chart shows performance of the Target Income Fund’s Institutional Class shares for each full calendar year since the Target Income Fund’s inception. The performance table compares the performance of each of the Target Income Fund’s share classes over time to the performance of a broad-based market index, and a supplemental index. You should be aware that the Target Income Fund’s past performance (before and after taxes) may not be an indication of how the Target Income Fund will perform in the future. Class A and Class C shares have similar annual returns to Institutional Class shares because the classes are invested in the same portfolio of securities, however, the returns for Class A and Class C shares are lower than Institutional Class shares because Class A and Class C shares have higher expenses and Class A shares are subject to a load. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 1-855-375-3060.

Institutional Class Performance Bar Chart
For Calendar Year Ended December 31

During the period illustrated in this bar chart, the Target Income Fund’s highest quarterly return was 4.52% for the quarter ended December 31, 2020 and its lowest quarterly return was (2.76)%, for the quarter ended March 31, 2020.

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Average Annual Total Returns for the periods ended December 31, 2021
	One Year	Since Inception(1)	Since Inception (2)
Institutional Class Shares
Return Before Taxes	1.29%	4.85%	N/A
Return After Taxes on Distributions (3)	(0.02)%	3.80%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (3)	0.82%	3.29%	N/A
Class A Shares
Return Before Taxes	(3.77)%	2.63%	N/A
Class C Shares
Return Before Taxes	0.35%	N/A	3.54%
ICE BofAML US High Yield Master II Index (4) (reflects no deduction for fees, expenses, or taxes)	5.36%	6.97%	6.35%
Bloomberg US Aggregate Bond Index (5) (reflects no deduction for fees, expenses, or taxes)	(1.54)%	3.68%	2.31%

(1) The inception date of investment operations for the Fund’s Institutional and Class A Shares is May 31, 2019.
(2) The inception date of investment operations for the Fund’s Class C Shares is August 27, 2019.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of Fund shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are only shown for Institutional Class Shares. After tax returns for other classes of shares will vary.
(4) The ICE BofAML US High Yield Master II Index measures the performance of below investment grade $US-denominated corporate bonds publicly issued in the US market. The index is unmanaged; includes net reinvested dividends; does not reflect fees or expenses; and is not available for direct investment. Investors cannot invest directly in an index.
(5) The Bloomberg US Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade, fixed rate bond market securities, including government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index. It is also known as U.S. Aggregate Bond Index.

Target Growth Fund Performance

The bar chart and performance table below show the variability of the Target Growth Fund’s returns, which is some indication of the risks of investing in the Target Growth Fund. The bar chart shows performance of the Target Growth Fund’s Institutional Class shares for its first full calendar year since the Target Growth Fund’s inception. The performance table compares the performance of each of the Target Growth Fund’s share classes over time to the performance of a broad-based market index. You should be aware that the Target Growth Fund’s past performance (before and after taxes) may not be an indication of how the Target Growth Fund will perform in the future. Class A and Class C shares have similar annual returns to Institutional Class shares because the classes are invested in the same portfolio of securities, however, the returns for Class A and Class C shares are lower than Institutional Class shares because Class A and Class C shares have higher expenses and Class A shares are subject to a load. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 1-855-375-3060.

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Institutional Class Performance Bar Chart
For Calendar Year Ended December 31

During the period illustrated in this bar chart, the Target Growth Fund’s highest quarterly return was 7.55% for the quarter ended June 30, 2021 and its lowest quarterly return was 2.42%, for the quarter ended December 31, 2021

Average Annual Total Returns for the periods ended December 31, 2021
	One Year	Since Inception (October 23, 2020)
Institutional Class Shares
Return Before Taxes	20.76%	18.64%
Return After Taxes on Distributions (1)	17.14%	15.49%
Return After Taxes on Distributions and Sale of Portfolio Shares (1)	12.34%	12.95%
Class A Shares
Return Before Taxes	14.80%	13.53%
Class C Shares
Return Before Taxes	19.57%	17.58%
S&P 500 Total Return Index (2) (reflects no deduction for fees, expenses, or taxes)	28.71%	32.67%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are only shown for Institutional Class Shares. After tax returns for other classes of shares will vary.
(2) The S&P 500 Total Return Index is an unmanaged market capitalization‐weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

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HOW DO THE INVESTMENT ADVISORY, OPERATING EXPENSES AND DISTRIBUTION ARRANGEMENTS FOR THE FUNDS COMPARE?

Investment Advisory Arrangements. Kensington serves as the investment adviser for the Acquiring Funds. Advisors Preferred, LLC serves as investment adviser for the Target Funds, and Kensington serves as the Target Funds’ sole subadviser with sole responsibility for day-to-day investment advisory services for the Target Funds. The Acquiring Funds are managed by Kensington and the same portfolio management team as the Target Funds. Kensington is located at 6207 Bee Caves Road, Suite 250, Austin, Texas 78746. Kensington is organized as a Delaware limited liability company. The Target Funds pay a management fee that is calculated at the annual rate of 1.25%. The Acquiring Funds will also pay a management fee that is calculated at the annual rate of 1.25%, subject to breakpoints. The Acquiring Funds have instituted breakpoints for each Acquiring Fund in an effort to lower the management fee as follows: the Acquiring Income Fund will pay a monthly management fee that is calculated at the annual rate of 1.25% of the Fund's average daily net assets for the first $1 billion, 1.225% on the next $1 billion, and 1.20% on assets greater than $2 billion; the Acquiring Growth Fund will pay a monthly management fee that is calculated at the annual rate of 1.25% of the Fund's average daily net assets for the first $2.5 billion, 1.225% on the next $2.5 billion, and 1.20% on assets greater than $5 billion.

Operating Expenses. Both the Target Funds and the Acquiring Funds are subject to an operating expenses limitation agreement.

Pursuant to an operating expenses limitation Kensington and Advisors Preferred, LLC have agreed to limit “Operating Expenses” with respect to each Target Fund, which is defined to include all expenses necessary or appropriate for the operation of the Target Fund and including the investment advisory or management fee, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which a Target Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation. With respect to the Target Income Fund, Operating Expenses are limited to 1.45% for Institutional Class shares through April 30, 2022, and were limited to 2.05% for Class A shares through January 14, 2022. With respect to the Target Dynamic Growth Fund, Operating Expenses were limited to 2.04%, 2.64%, and 1.64%, respectively for Class A, Class C, and Institutional Class shares through October 19, 2021.

Pursuant to an operating expenses limitation agreement, Kensington has agreed to limit “Operating Expenses” with respect to each Acquiring Fund, which is defined to include all expenses necessary or appropriate for the operation of the Target Fund and including Kensington’s investment advisory or management fee, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, extraordinary expenses such as litigation, or distribution (12b-1) fees and expenses. The limit for Operating Expenses for each Acquiring Fund is as follows:

Fund	Operating Expenses Limit
Acquiring Income Fund	1.35%
Acquiring Growth Fund	1.38%

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Kensington retains its right to receive reimbursement of any excess expense payments paid by it pursuant to the operating expenses limitation agreement in future years for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The operating expenses limitation agreement is indefinite in term and cannot be terminated through at least June 30, 2024.

Distribution. Ceros Financial Services, Inc. serves as the principal underwriter for the Target Funds. Ceros Financial Services, Inc. is located at 1445 Research Blvd., Suite 530, Rockville, MD 20850. Quasar Distributors, LLC (“Quasar”) acts as the distributor of shares of the Acquiring Funds. The address of Quasar is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

HOW DO THE BOARDS AND THE FUNDS’ OTHER SERVICE PROVIDERS COMPARE?

The Target Trust and the Acquiring Trust have different boards of trustees. In addition, the Target Fund and Acquiring Fund have different principal service providers, except that the Target Funds and the Acquiring Funds have the same custodian, U.S. Bank, National Association. The following table identifies the other principal service providers of the Target Fund and the Acquiring Fund:

SERVICE PROVIDER	TARGET FUND	ACQUIRING FUND
Accounting Services/Administrator	Ultimus Fund Solutions, LLC*	U.S. Bancorp Fund Services, LLC
Transfer Agent	Ultimus Fund Solutions, LLC*	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank, National Association	U.S. Bank, National Association
Independent Registered Accounting Firm	BBD LLP	Cohen & Company, Ltd.
* Ultimus Fund Solutions, LLC succeeded Gemini Fund Services, LLC on November 18, 2021.

HOW DO THE TARGET FUNDS’ AND ACQUIRING FUNDS’ PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE POLICIES COMPARE?

The Target Fund’s and Acquiring Fund’s purchase and redemption procedures are substantively the same. You may purchase or redeem shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase shares at a Fund’s net asset value per share, plus any applicable sales charge, calculated after the Funds’ Transfer Agent receives and accepts your purchase order in proper form. The minimum initial investment amounts are the same for each class of the Target Funds and the corresponding class of the Acquiring Funds. Each Fund reserves the right to vary or waive the initial and subsequent minimum investment requirements under certain circumstances. Target Fund shares may be exchanged for shares of another Advisors Preferred Fund. Acquiring Fund shares may be exchanged for shares of other funds in the Acquiring Trust that Kensington or an affiliate of Kensington manages within the same class provided those funds are accepting purchases. None of these policies or procedures will change as a result of the Reorganizations.

For Class A and Class C shares of the Acquiring Funds, the minimum initial investment is generally $1,000 and subsequent investments may be made for as little as $250 for regular accounts or $100 for retirement accounts. For Institutional Class shares of the Acquiring Funds, the minimum initial investment is generally $25,000 and subsequent investments may be made for as little as $250 for regular accounts or $100 for retirement accounts. Certain eligibility requirements must be met for purchases of Institutional Class shares.

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Each Fund permits waivers of the initial and subsequent minimum investment requirements under certain circumstances. None of these policies or procedures will change as a result of the Reorganizations.

HOW DO THE FUNDS’ SALES CHARGES AND DISTRIBUTION ARRANGEMENTS COMPARE?

Class A shares of the Target Funds are subject to a maximum front end sales load of 4.75%. Class A purchases of $1 million or more are not subject to a front-end sales load. Class A and Class C shares of the Target Funds are subject to an annual Rule 12b-1 distribution fee in the amount of 0.25% and 1.00%, respectively, of the average daily net assets applicable to each class. On sales of Class A shares of the Target Fund where there is no front-end sales charge, the Target Fund distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year’s 12b-1 fee of up to 0.25%. During the first 12 months, the Target Funds’ distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A and Class C shares.

The Acquiring Funds’ share classes are subject to identical sales charges and distribution arrangements for each class, except that Class C shares convert to Class A shares after eight years.
WILL THERE BE ANY TAX CONSEQUENCES RESULTING FROM THE REORGANIZATIONS?

The Reorganizations are expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that, in general, the shareholders of the Target Funds will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of all of their shares in the Target Funds for shares in the Acquiring Funds. The Target Funds anticipate receiving a legal opinion as to this and other expected U.S. federal income tax consequences of the Reorganizations. In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the applicable Reorganization. At any time prior to the consummation of the Reorganizations, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes. This Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganizations. Shareholders should consult their tax adviser about state, local and foreign tax consequences of the Reorganizations, if any.

For more detailed information about the U.S. federal income tax consequences of the Reorganizations, please refer to the section below entitled “THE PROPOSED REORGANIZATIONS – U.S. Federal Income Tax Considerations”.

WILL MY DIVIDENDS BE AFFECTED BY THE REORGANIZATIONS?

No. Both the Target Funds and the Acquiring Funds generally distribute their net investment income and net capital gains, if any, at least annually. Both the Target Funds and Acquiring Funds typically distribute net capital gains, if any, during the fourth calendar quarter.

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WHEN ARE THE REORGANIZATIONS EXPECTED TO OCCUR?

If shareholders of the Target Funds approve the Reorganizations, it is anticipated that the Reorganizations will occur on or around May 20, 2022.

HOW DO I CAST MY VOTE?

There are several ways you can vote your shares, including by participating in the Meeting and casting your vote, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Proposals, as recommended by the Target Fund Board, and in their best judgment on other matters to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website, www.okapivote.com/Kensington, and we encourage you to check this website prior to the Meeting if you plan to attend. If it is determined that the Meeting will be held remotely, it is not anticipated that there would be any changes that would limit the ability of investors to ask questions and/or make statements to the same extent as an in-person meeting. Information regarding the remote meeting, including a technical assistance number, will be provided at www.okapivote.com/Kensington. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

WHAT WILL HAPPEN IF SHAREHOLDERS OF A TARGET FUND DO NOT APPROVE THE REORGANIZATION?

Because shareholders of each Target Fund will vote separately on the Proposals, a Reorganization may be approved for a single Target Fund, even if shareholders of the other Target Fund have not approved the Proposal. If that were the case, management expects that the shareholder meeting would be adjourned for the particular Target Fund to give more time to solicit shareholder votes in favor of the Proposal. If the Reorganization of only one Target Fund is approved by its shareholders, then the Target Fund that received approval of the Reorganization will implement the Reorganization. The Target Fund that does not receive shareholder approval of the Reorganization will continue to operate under its current structure, and the Target Fund Board will consider other possible courses of action.

WHO WILL PAY FOR THE REORGANIZATIONS?

Kensington will bear the costs associated with the Reorganizations, Meeting, and solicitation of proxies as set forth in the Plan which is included as Exhibit C. Neither the Target Funds nor the Acquiring Funds will incur any expenses in connection with the Reorganizations.

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WHAT IF I DO NOT WISH THE TARGET FUND TO PARTICIPATE IN THE REORGANIZATION?

If you do not wish to have your shares of a Target Fund exchanged for shares of an Acquiring Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you do not hold shares in a tax-advantaged account, you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

MAY I REVOKE MY PROXY?

    Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by participating in the Meeting and casting your vote in-person or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may participate in the Meeting in-person and revoke their vote or submit a letter of revocation any time prior to the Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

WHERE CAN I FIND MORE INFORMATION ABOUT THE FUNDS AND THE REORGANIZATIONS?

Additional information about the Target Funds can be found in their prospectus and SAI. The remainder of this Proxy Statement/Prospectus contains additional information about the Target and Acquiring Funds and the Reorganizations. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Reorganizations or how to vote, please call the Target Funds at 1-855-375-3060.

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PROPOSALS: APPROVAL OF THE REORGANIZATIONS

You are being asked to approve the Reorganizations pursuant to the Plan, under which each Target Fund would be reorganized into the corresponding Acquiring Fund within the Acquiring Trust. The Plan, with respect to each Target Fund, provides for: (a) the transfer of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the corresponding Target Fund’s liabilities; (b) the distribution of shares of the corresponding classes of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of such Target Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The following section describes the investment objectives and principal investment strategies of each Target Fund and Acquiring Fund, and compares other characteristics of each Target Fund and Acquiring Fund. The investment objectives of each Acquiring Fund and its corresponding Target Fund are identical. The principal investment strategies of each Target Fund are substantially similar to the principal investment strategies for the corresponding Acquiring Fund. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

	Target Income Fund	Acquiring Income Fund
Form of Organization	A series of the Target Trust, an open-end investment management company organized as a Delaware statutory trust.	A series of the Acquiring Trust, an open-end investment management company organized as a Delaware statutory trust.
Share Classes	Class A, Institutional Class, and Class C	Same
Net Assets as of 12/31/2021	$799,301,370	N/A
Investment Adviser	Investment Adviser: Advisors Preferred, LLC Investment Subadviser: Kensington Asset Management, LLC	Investment Adviser: Kensington Asset Management, LLC
Portfolio Manager(s)	Portfolio Manager: Bruce P. DeLaurentis	Portfolio Managers: Bruce P. DeLaurentis, Patrick Sommerstad, Jason Sim, Jordan Flebotte
Investment Objective	The Fund seeks income.	Same
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	Target Income Fund	Acquiring Income Fund
Principal Investment Strategies	The Adviser delegates execution of the Fund’s investment strategy to Kensington Asset Management, LLC (the “Sub-Adviser”). The Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in mutual funds that invest in income-producing securities. The Fund defines income-producing securities as interest-paying: bills, notes, bonds, debentures, bank loans, loan participations, syndicated loan assignments and other evidence of indebtedness. The Fund invests without restriction as to issuer credit quality, country (including emerging markets), capitalization, or security maturity or currency. Typically, the Fund invests the majority of its assets in high-yield securities, which are debt instruments rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the adviser to be of similar credit quality. High-yield securities are also known as “junk bonds.” The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization.
Kensington Asset Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by employing a fund-of-funds approach that achieves exposure to (i) high-yield, income-producing securities or to (ii) cash, cash equivalents, and U.S. Treasury securities based on a proprietary “Managed Income Model” that looks at trends and patterns in the high-yield fixed income market. The Managed Income Model uses daily inputs related to the prices of certain U.S. high-yield and long-term Treasury bond funds, U.S. equity market indices, and the number of NYSE-listed companies whose prices have increased and decreased each day to evaluate whether market conditions favor a “Risk-On” portfolio exposed to high-yield securities or a “Risk-Off” portfolio exposed to cash, cash equivalents, or U.S. Treasury securities. Specifically, the model uses the following inputs:

The Sub-Adviser does not select individual securities as a principal strategy, but rather employs a fund-of-funds approach that achieves exposure to income-producing securities through mutual funds. The Sub-Adviser selects mutual funds based on performance, relative fees, management experience and underlying portfolio composition and strategy. Mutual funds may employ leverage. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

The Sub-Adviser’s strategy is principally driven by a proprietary “Managed Income Model” that evaluates the changes of the following daily inputs:

•NAVs of U.S. High-Yield Bond Funds
•Prices of Long-Term US Treasury Bonds
•Level of the NASDAQ Composite Index
•Level of the Value Line Geometric Composite Index
•The Daily Number of NYSE Companies with Advancing versus Declining Stock Prices

•The net asset values of certain U.S. high-yield bond funds
•Prices of long-term U.S. Treasury bonds
•The level of the NASDAQ Composite Index, a market capitalization weighted index of approximately 3,000 common equities listed on the NASDAQ stock exchange
•The level of the Value Line Geometric Composite Index, an index of approximately 1,700 companies representing approximately 90% of the market capitalization of all U.S.-listed stocks with returns weighted to account for compounding of returns of time; and
•The daily number of NYSE-listed companies with prices increasing or decreasing (the Advance/Decline Line).

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Target Income Fund	Acquiring Income Fund
Outputs from the Managed Income Model are evaluated at the end of each trading day and generate a buy or sell signal that identifies the overall directional bias of the Fund’s portfolio. Using the Managed Income Model signals, the Sub-Adviser will tactically shift the Fund’s mutual funds holdings and asset allocations accordingly. The NASDAQ Composite Index is a market capitalization-weighted index of approximately 3,000 common equities listed on the NASDAQ stock exchange. The Value Line Geometric Composite Index is composed of the returns of the companies included in the Value Line Investment Survey® with returns calculated geometrically over time rather than by using a simple average. The survey is generally representative of equity securities traded on US stock exchanges. It identifies approximately 1,700 companies accounting for approximately 90% of the market capitalization of all stocks traded on the US stock exchanges. Generally, when the Sub-Adviser believes high-yield market conditions are favorable, the Fund invests in longer maturity and lower quality high-yield securities. When the Sub-Adviser believes high-yield market conditions are less favorable, the Fund invests in shorter maturity and better quality high-yield securities and money market instruments. The Sub-Adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

The Managed Income Model looks for trends developing over weeks, months, or years to signal a change from Risk-On to Risk-Off or vice versa, and the Adviser will generally turn over approximately 100% of the portfolio when the Managed Income Model signals a change. The Adviser generally expects such changes to occur infrequently (e.g., fewer than five times annually) based on historic trends in the high-yield fixed income market. Generally, when the Adviser believes high-yield market conditions are favorable, the Fund seeks exposure to longer maturity and lower quality high-yield securities. When the Adviser believes high-yield market conditions are somewhat less favorable (but still “Risk-On”), the Fund seeks exposure to shorter maturity and better quality high-yield securities.

In its Risk-On position, the Fund will primarily invest in other mutual funds or exchange-traded funds (“ETFs”) (“underlying funds”) that invest in high-yield, income-producing securities. High-yield securities are also known as “junk bonds”. The securities in which the underlying funds invest may include bills, notes, bonds, debentures, bank loans, loan participations, syndicated loan assignments and other evidence of indebtedness and are not restricted as to issuer credit quality, country, capitalization, security maturity, currency, or leverage.

In its Risk-On position, a majority of the Fund’s portfolio is typically exposed to high-yield securities, which are debt instruments rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the underlying fund’s adviser to be of similar credit quality. The underlying funds may invest in junk bonds that are in default, subject to bankruptcy or reorganization.

In its Risk-Off position, the Fund will primarily hold cash or cash equivalents or invest directly or indirectly in underlying funds that invest in U.S. Treasury securities of various maturities.

In selecting underlying funds, the Adviser considers the performance, relative fees, management experience, and underlying portfolio composition and strategy of such underlying funds. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities. The Fund will typically limit its investment in a single underlying fund to one percent of such underlying fund’s net assets, although the percentage of such underlying fund owned by the Fund may change over time as the value of such investment changes and the Fund’s overall portfolio changes.

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	Target Growth Fund	Acquiring Growth Fund
Form of Organization	A series of the Target Trust, an open-end investment management company organized as a Delaware statutory trust.	A series of the Acquiring Trust, an open-end investment management company organized as a Delaware statutory trust.
Share Classes	Class A Institutional Class Class C	Same
Net Assets as of 12/31/2021	$371,015,338	N/A
Investment Adviser	Investment Adviser: Advisors Preferred, LLC Investment Subadviser: Kensington Asset Management, LLC	Investment Adviser: Kensington Asset Management, LLC
Portfolio Manager(s)	Portfolio Manager: Bruce P. DeLaurentis	Portfolio Managers: Bruce P. DeLaurentis, Patrick Sommerstad, Jason Sim, Jordan Flebotte
Investment Objectives	The Fund seeks capital gains.	Same
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Target Growth Fund	Acquiring Growth Fund
Principal Investment Strategies	The Adviser delegates execution of the Fund’s investment strategy to Kensington Asset Management, LLC (previously known as Kensington Analytics LLC) (the “Sub-Adviser”). The Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic equity-index exchange traded funds (“ETFs”), domestic equity-index mutual funds, and U.S. Treasury debt. The Fund invests without restriction as to equity issuer capitalization. The Fund invests in U.S. Treasury debt of any maturity. The Fund invests in equity securities indirectly through ETFs and mutual funds. The Sub-Adviser selects ETFs and mutual funds based on performance, relative fees, management experience and underlying portfolio composition and strategy. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

The Sub-Adviser’s strategy is principally driven by a proprietary “Dynamic Growth Model” that is designed to tactically alternate between a “risk-on” state in response to advancing equity markets and a “risk-off” state during times of market weakness. When switching risk states, the Fund’s entire portfolio is reallocated. The strategy relies upon a proprietary quantitative decision model that generates signals to purchase equity index ETFs and/or mutual funds when in bullish risk-on mode, and U.S. Treasury securities when in bearish risk-off mode. The Sub-Adviser selects holdings for the Fund’s portfolio when in risk-on mode with the aim of diversifying across equity indices. The model is calculated on the last trading day of each week, using only the weekly high, low, close, and open prices of the Nasdaq Composite Index.
Kensington Asset Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by employing a fund-of-funds approach that achieves exposure to (i) domestic equity securities or (ii) cash, cash equivalents, and U.S. Treasury securities based on a proprietary “Dynamic Growth Model” that looks at trends in the U.S. equity market. The Dynamic Growth Model uses daily price information with respect to multiple broad-based U.S. equity indices (e.g., open, close, high, and low prices) to identify and evaluate market trends and volatility to determine whether market conditions favor a “Risk-On” portfolio exposed to U.S. equity securities or a “Risk-Off” portfolio exposed to cash, cash equivalents, or U.S. Treasury securities. The Dynamic Growth Model looks for trends developing over weeks, months or years to signal a change from Risk-On to Risk-Off or vice versa, and the Adviser will generally turn over approximately 100% of the portfolio when the Dynamic Growth Model signals a change. The Adviser generally expects such changes to occur approximately eight to twelve times annually based on historic trends in the U.S. equity market.

In its Risk-On position, the Fund will primarily invest in exchange-traded funds (“ETFs”) (“underlying funds”) that track the returns of a broad-based U.S. equity market index. Such equity market indices may include companies of any market capitalization, and such indices may be based on certain factors, such as value- or growth-oriented companies. In its Risk-Off position, the Fund will primarily hold cash or cash equivalents or invest directly or indirectly in underlying funds that invest in U.S. Treasury securities of various maturities.

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Target Growth Fund	Acquiring Growth Fund
The model is built upon a core of trend-following logic that generates signals on a weekly basis. To avoid generating false signals directing a change to-or-from a risk-on or risk-off state, the model also employs noise-filtering. This noise-filtering enhancement is intended to dampen the distorting impact of short-term price aberrations that are characteristic of today’s volatile markets. This noise filter operates by causing the model to disregard relatively large short-term changes in inputs that are not indicative of a longer-term trend.

The Sub-Adviser engages in frequent trading to achieve the Fund’s investment objective, which will result in turnover in excess of 100%.
The Dynamic Growth Model is built upon a core of trend-following logic that generates signals on a weekly basis. To avoid generating false signals directing a change to or from a Risk-On or Risk-Off state, the model also employs noise-filtering enhancements to dampen the distorting impact of short-term price aberrations that are characteristic of volatile markets. This noise filter operates by causing the model to disregard relatively large short-term changes in inputs that are not indicative of a longer-term trend. For example, the model considers short-term data that is not supported by longer-term trends as indicative of “noise”.

The model also seeks to mitigate such noise by being run on a weekly, rather than daily basis. Additionally, the model employs certain counter-trend indicators that seek to identify when the equity market is overbought or oversold independent of whether the model anticipates a favorable or unfavorable equity market. For example, if the model determines that market conditions are favorable for equities, but equities are overbought, the model would signal a “Risk-Off” position. To the contrary, if the model determines that market conditions are not favorable for equities, but equities are oversold, the model would signal a “Risk-On” position.

In selecting underlying funds, the Adviser considers the performance, relative fees, management experience, and underlying portfolio composition and strategy of such underlying funds. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities. The Fund may also seek to replicate the holdings of an underlying fund (i.e., invest in the same component companies of an underlying fund in approximately the same weights that they have in the underlying fund) in lieu of investing in the underlying fund itself.
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PORTFOLIO MANAGERS

    The Target Funds have the same portfolio manager: Bruce P. DeLaurentis. If the Reorganizations are approved, he will continue to serve as portfolio manager to the Acquiring Funds. In addition to Mr. DeLaurentis, Patrick Sommerstad, Jason Sim, and Jordan Flebotte will also serve as portfolio managers of the Acquiring Funds. Information about each portfolio manager is provided below.

Bruce P. DeLaurentis
Bruce P. DeLaurentis is Founder, Lead Portfolio Manager and Chairman of the Investment Committee for Kensington Asset Management. In this role Mr. DeLaurentis oversees all of Kensington’s investment activities and heads the firm’s portfolio management team. He has served the Funds since inception.

Mr. DeLaurentis began developing Kensington’s quantitative framework in 1984, formally launching the initial Managed Income Program through separately managed accounts in 1992. For over 30 years Mr. DeLaurentis has developed and employed Kensington’s quantitative system to navigate investment markets utilizing the Firm’s proprietary quantitative decision models. Prior to forming Kensington Asset Management, Mr. DeLaurentis was an investment adviser representative of AtCap Partners, LLC, an investment adviser, and affiliate of the Adviser, from March 2016 to March 2020; and was a portfolio manager and investment advisor representative of the Adviser from January 2018 to October 2021. He was also a portfolio manager for Redwood Investment Management from November 2012 to December 2015.

Mr. DeLaurentis attended the Massachusetts Institute of Technology and graduated in 1975 from Hofstra University in New York with a bachelor’s degree in economics. He was a chief warrant officer in the U.S. Army and served as a helicopter pilot.

Patrick Sommerstad
Patrick Sommerstad serves as Co-Portfolio Manager and Investment Committee Member for Kensington Asset Management providing expertise in asset allocation, trade implementation, and investment product research. Within the Portfolio Management team, Mr. Sommerstad is responsible for portfolio construction and fund selection.

Prior to Kensington, the majority of Mr. Sommerstad’s financial services experience was spent at Cargill, Inc., where from 2008 to 2018 he served as a Manager within Cargill’s Pension, Foundation and 401k division and as a Senior Analyst at Black River Asset Management, Cargill’s then hedge fund subsidiary. Mr. Sommerstad spent two years with Ascendant Capital as a Product Specialist before joining Kensington in his current role.

Mr. Sommerstad holds degrees in both Finance and Economics and graduated magna cum laude from the University of St. Thomas.

Jason Sim
Jason Sim serves as Co-Portfolio Manager and Investment Committee Member, leading Kensington’s quantitative strategy development and trade implementation. With a strong background in advanced statistics and machine learning technology, Mr. Sim oversees analysis and data infrastructure for the firm’s quantitative research.

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Prior to joining Kensington, Mr. Sim was CEO of CGE Partners, LLC, a specialty Data Science company from 2018 to 2020. Prior to CGE Partners, Mr. Sim worked two years at Ascendant Capital as the lead Business Analyst and Data Administrator.

Mr. Sim holds degrees in both Finance and Computer Science, along with a minor in Mathematics from the University of Texas at Austin.

Jordan Flebotte
Jordan Flebotte serves as Co-Portfolio Manager and Investment Committee Member for Kensington Asset Management. As part of Kensington’s Portfolio Management team, he is primarily responsible for communicating the firm’s investment policy and outlook to wealth advisors, consultants and clients. Additionally, Mr. Flebotte provides strategy development, market research and risk management for the firm.

Mr. Flebotte has more than fifteen years of experience in the Financial Services industry across multiple business functions with particular focus on investment research, product due diligence and regulatory compliance. Mr. Flebotte spent 8 years at the financial services firm ProEquities, Inc., ultimately serving as Director, Due Diligence overseeing the firm’s research and due diligence teams, serving as Chairman of the firm’s Investment Committee and establishing the firm’s comprehensive Enterprise Risk Management program. Prior to Kensington, Mr. Flebotte spent four years with Ascendant Capital as Vice President, Due Diligence as the firm’s lead analyst.
Mr. Flebotte is a graduate of the University of Alabama at Birmingham, receiving a degree in Finance with honors from the UAB Collat School of Business.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Acquiring Funds and the Target Funds are discussed below. Although the Target Funds and Acquiring Funds describe and organize them differently, the principal risks associated with investments in each Target Fund and the corresponding Acquiring Fund are generally similar because they have identical investment objectives and substantially similar investment strategies. The principal risks of the Target Income Fund and Acquiring Income Fund are set forth below:

Target Income Fund	Acquiring Income Fund
Management Risk: Kensington’s reliance on its Managed Income Model, its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
Same.
Junk Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.
Same, but referred to as “High-Yield Bond Risk”.
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Target Income Fund	Acquiring Income Fund
Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates, and issuers may default on their interest and or principal payments. Bonds may become illiquid.

Fixed-Income Securities Risks: Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of fixed-income securities. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in redemptions. Interest rate changes and their impact on a fund and its share price can be sudden and unpredictable.
◦Interest Rate Risk. In times of rising interest rates, bond prices will decline. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.
◦Extension Risk. In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.
◦Liquidity Risk. There may be no willing buyer of a fund’s portfolio securities and such fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
◦Prepayment Risk. In times of declining interest rates, a fund’s higher yielding securities may be prepaid and such fund may have to replace them with securities having a lower yield.
◦Duration Risk. The Fund can invest in securities of any maturity or duration. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
No corresponding risk factor for the Acquiring Fund.
Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.	Same.
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Target Income Fund	Acquiring Income Fund
No corresponding risk factor for the Target Fund.
LIBOR Risk: Changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid, and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.

Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid, and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, which can be greater than seven days, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Same.
Mutual Fund Risk: Investments in mutual funds involve duplication of investment advisory fees and certain other expenses. Each mutual fund is subject to specific risks, depending on the nature of its investment strategy. The manager of a mutual fund may not be successful in implementing its strategy.

Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in mutual funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
Same.
Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.	Same.
No corresponding risk factor for the Target Fund.
U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

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The principal risks of the Target Growth Fund and Acquiring Growth Fund are set forth below:

Target Growth Fund	Acquiring Growth Fund
Management Risk: Kensington’s reliance on its Dynamic Growth Model, its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
Same.
Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities (common and preferred stocks) in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Preferred stocks typically decline in value when interest rates rise. Preferred stocks are also subject to credit risk because of the possibility that an issuer fail to make its preferred stock dividend payments.

Equity Securities Risk: Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

ETF Risk: ETFs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, Kensington may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.
See “Underlying Funds Risk”.
Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened.
See “U.S. Government Securities Risk”.
Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate. The Fund may fail to attract sufficient assets to operate efficiently.	Same.
Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Same.
Mutual Fund Risk: Investments in mutual funds involve duplication of investment advisory fees and certain other expenses. Each mutual fund is subject to specific risks, depending on the nature of its investment strategy. The manager of a mutual fund may not be successful in implementing its strategy.

Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

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Target Growth Fund	Acquiring Growth Fund
Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in mutual funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
Same.
Small- and Mid-Capitalization Companies Risk: Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Same.
Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.	Same.
No corresponding risk factor for the Target Fund.
U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment. Like other fixed income instruments, U.S. government securities are subject to interest rate risk. Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund’s Board of Trustees without shareholder approval. Though worded differently in some instances, there are no material differences between the fundamental investment policies of each Target Fund and the fundamental investment policies of each corresponding Acquiring Fund.

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Fundamental Investment Policies
Target Funds	Acquiring Funds
Borrowing Money: The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.
The Funds will not issue senior securities, borrow money or pledge their assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies.
Senior Securities: The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to be similar to the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
See above restriction.
Underwriting: The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.
The Funds will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
Real Estate: The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
The Funds will not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
Commodities: Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts on commodities, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.
The Funds will not purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.
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Loans: The Funds will not make loans to others, except that a Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
The Funds will not make personal loans of money or loans of its assets to persons who control or are under common control with a Fund (except that a Fund may lend its portfolio securities, enter into repurchase agreements, purchase debt securities consistent with the investment policies of the Fund, and invest in loans, including assignments and participation interests).
Concentration: The Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.
Same.

As a non-fundamental investment policy, both the Target Funds and the Acquiring Funds may not invest, in the aggregate, more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

COMPARISON OF SHAREHOLDER RIGHTS

The Target Funds are series of the Target Trust, and the Acquiring Funds are series of the Acquiring Trust, each of which is a Delaware statutory trust. The Target Funds are governed by an Agreement and Declaration of Trust dated August 15, 2012, as amended from time to time (“Target Funds’ Declaration”), the Target Trust’s bylaws, and Delaware law. The Acquiring Funds are governed by an Amended and Restated Agreement and Declaration of Trust dated November 16, 2016 (“Acquiring Funds’ Declaration”), the Acquiring Trust’s bylaws, and Delaware law. The governing instruments are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. For example, the governing instruments of the Acquiring Funds provide that shareholders owning at least 10% of the Acquiring Fund must join in bringing a derivative action, while the governing instruments of the Target Funds do not establish a minimum ownership amount. Additionally, shareholder approval is required for an amendment to the Target Funds’ Declaration which would adversely affect to a material degree the rights and preferences of Target Funds’ shares, and for an amendment to the Acquiring Funds’ Declaration that would affect the shareholders’ right to vote. Additional information about the Target Funds’ and Acquiring Funds’ governing instruments is provided below.

SHARES. The trustees of the Target Funds and the Acquiring Funds each have the power to issue shares without shareholder approval. The governing instruments of the Target Funds and the Acquiring Funds indicate that the amount of shares that the Target Funds and the Acquiring Funds each may issue is unlimited. Shares of the Target Funds and the Acquiring Funds have no preemptive rights.
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SHAREHOLDER MEETINGS. Neither the Target Funds nor the Acquiring Funds are required to hold annual meetings of shareholders. Shareholder meetings may be called by the board of trustees of either the Target Funds or Acquiring Funds. Shareholders of the Acquiring Funds are not entitled to call shareholder meetings, except as required by the 1940 Act.

VOTING RIGHTS. The 1940 Act provides that shareholders of the Target Funds and the Acquiring Funds have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Target Funds and the Acquiring Funds provide that shareholders have the right to vote (a) for the election and removal of trustees to the extent required by law, including filling any vacancies on a Board, at a meeting called for that purpose by the Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.

The governing instruments of the Target Funds and the Acquiring Funds further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Fund will vote separately on matters relating solely to it. Shareholders of the Target Funds and the Acquiring Funds are not entitled to cumulative voting in the election of trustees.

QUORUM AND VOTING. The governing instruments of the Target Funds and Acquiring Funds provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33 and 1/3%) of the shares present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of trustees. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Target Funds and the Acquiring Funds do not have provisions in their governing instruments that require shareholders to provide advance notice to the Target Funds or Acquiring Funds, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Funds and the Target Funds, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Funds and the Acquiring Funds are limited to only those matters, including the nomination and election of trustees, which are properly brought before the meeting. These requirements are intended to provide the Target Funds’ Board or the Acquiring Funds’ Board of Trustees (the “Acquiring Fund Board”) the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

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DERIVATIVE ACTIONS. Under the Delaware Statutory Trust Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The governing instruments of the Acquiring Funds provide that shareholders owning at least 10% of the Acquiring Fund must join in bringing a derivative action. The governing instruments of the Target Funds do not establish a minimum ownership amount for a shareholder to bring a derivative action.

In addition, the governing instruments of the Acquiring Funds also provide that a shareholder of an Acquiring Fund may only bring a derivative action if the following conditions are met: (i) the shareholder must make a pre-suit demand upon the Acquiring Fund’s Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Acquiring Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Acquiring Trust; and (ii) unless a demand is not required under clause (i) of this paragraph, the Acquiring Fund’s Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholder making such request to reimburse the Acquiring Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Acquiring Fund’s Trustees may designate a committee of two or more Trustees to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue. The governing instruments of the Target Funds do not establish a similar requirement for a shareholder to bring a derivative action.

For the avoidance of doubt, the limitations stated herein regarding the ability of Acquiring Funds’ shareholders to bring a derivative action do not apply to claims brought under the federal securities laws.

AMENDMENT OF GOVERNING INSTRUMENTS. Except as otherwise required by applicable law, the Target Fund Board and the Acquiring Fund Board generally have the right to amend the governing instruments without shareholder approval. Shareholder approval is required for an amendment to the Target Funds’ Declaration which would adversely affect to a material degree the rights and preferences of Target Funds’ shares, and for an amendment to the Acquiring Funds’ Declaration that would affect the shareholders’ right to vote. The bylaws of the Target Funds and the Acquiring Funds may be amended, and/or restated at any time, without shareholder approval.

LIABILITY OF SHAREHOLDERS. The governing instruments for the Target Funds and the Acquiring Funds generally provide that shareholders will not be subject to personal liability for the obligations of a Fund, and provide for indemnification if any shareholder is personally held liable for the obligations of a Fund.

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THE PROPOSED REORGANIZATIONS

TARGET FUND BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATION

    The Target Fund Board considered the Reorganization at meetings held on November 18 and December 15, 2021. At those meetings, the Target Fund Board, including a majority of the Trustees who are not “interested persons” of the Target Trust as that term is defined in the 1940 Act (“Independent Trustees”), approved the Reorganization and the Plan. In approving the Reorganization, the Target Fund Board determined that participation in the Reorganization is in the best interest of the Target Funds and their shareholders.

    In making these determinations, the Target Fund Board reviewed and considered information provided to them to assist them in evaluating the Reorganization, such as information relating to: the terms of the Plan; the Acquiring Funds’ investment objective, investment strategy, and risks; the Acquiring Funds’ fee structure, as compared to the Target Funds’ fee structure; the Acquiring Funds’ investment adviser and other service providers; the fact that the Acquiring Funds’ investment adviser, Kensington, has had history in sub-advising the Target Funds; the U.S. federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganization and the fact that Kensington would be responsible for absorbing such costs; and recommendations of Kensington, among other relevant information. In addition, the Independent Trustees were advised by independent legal counsel in their considerations of the Plan and the Reorganization.
    The Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Plan. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the Target Fund Board in making their determination:
•the terms of the Reorganization, including that each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Funds and their shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;
•the investment objectives of the Target Funds are identical to the investment objectives of the Acquiring Funds, and the investment strategy and policies of the Target Funds are substantially similar to the investment strategy and policies of the Acquiring Funds;
•the portfolio manager who sub-advises the Target Funds will serve as a portfolio manager of the Acquiring Funds, providing continuity of management;
•the proposed management fee rate for the Acquiring Funds is the same as the management fee of the Target Funds and potentially lower because of breakpoints;
•Kensington has agreed to limit the operating expenses of the Acquiring Fund at a level that is lower than any current cap on operating expenses for the Target Funds for a period extending for two years following the Reorganizations;
•the reasonableness of the terms and conditions in the Plan;
•Kensington, not the Target Funds or the Acquiring Funds, will pay all costs associated with the Reorganizations;
•the satisfactory experience and background of the Acquiring Trust’s independent trustees;
•that the proposed Reorganizations will be submitted to the shareholders of the Target Funds for their approval; and
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•that shareholders of the Target Funds who do not wish to become shareholders of the Acquiring Funds may redeem their Target Fund shares before the Reorganizations.
    Based on all of the foregoing, the Target Fund Board concluded that the Target Funds’ participation in the applicable proposed Reorganization would be in the best interests of the Target Funds’ existing shareholders. The Target Fund Board, including those Board members who are not “interested persons” of the Target Trust, as defined in the 1940 Act, unanimously recommends that shareholders of the Target Funds approve the Plan for the reorganization of the Target Funds.

SUMMARY OF AGREEMENT AND PLAN OF REORGANIZATION

The terms and conditions under which the Reorganizations are expected to be consummated are set forth in the Plan. The following summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus.

The Acquiring Funds have been newly established by the Acquiring Trust solely for the purpose of effecting the Reorganizations and currently have no assets. With respect to the Reorganizations, if shareholders of a Target Fund approve the Plan and other closing conditions are satisfied or waived, all of the assets of such Target Fund will be delivered to the corresponding Acquiring Fund’s custodian for the account of such Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of each class or classes of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal on a class-by-class basis to the value of the net assets of the Target Fund attributable to the class or classes held by the holders of record of the Target Fund shares, all determined and adjusted as provided in the Plan. Shareholders of the Class A, Class C, and Institutional Class shares of each Target Fund will receive Class A, Class C, and Institutional Class shares of the corresponding Acquiring Fund. The value of your account with the Acquiring Funds immediately after the Reorganization is expected to be the same as the value of your account with the Target Funds immediately prior to the Reorganization.

The Target Trust and Acquiring Trust will be required to make representations and warranties that are customary in reorganizations. If shareholders approve the Reorganizations and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganizations (the “Closing”) is expected to occur on or around May 20, 2022 (the “Closing Date”), immediately following the closing of regular trading on the NYSE on the Closing Date (the “Effective Time”). Following receipt of the requisite shareholder vote in favor of the Reorganizations and as soon as reasonably practicable after the Closing, the outstanding shares of each Target Fund will be terminated in accordance with their governing documents and applicable law.

The obligations of the Acquiring Trust and the Target Trust are subject to the following conditions, among others:

•the Acquiring Funds’ Registration Statement on Form N-14 under the 1933 Act shall be on file with the SEC and shall be effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•the shareholders of the applicable Target Fund shall have approved the Plan;

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•each Acquiring Fund and corresponding Target Fund shall have each delivered an officer’s certificate certifying that all representations, covenants and warranties of or with respect to the Fund made in the Plan are true and correct in all material respects at and as of the effective date of the Plan, except as they may be affected by the transactions contemplated by the Plan;
•Each Target Fund and corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the applicable Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, as described in more detail in “U.S. Federal Income Tax Considerations” below.

Because shareholders of each Target Fund will vote separately on the Proposals, a Reorganization may be approved for a single Target Fund, even if shareholders of the other Target Fund have not approved the Proposal. If that were the case, management expects that the shareholder meeting would be adjourned for the particular Target Fund to give more time to solicit shareholder votes in favor of the Proposal. If the Reorganization of only one Target Fund is approved by its shareholders, then the Target Fund that received approval of the Reorganization will implement the Reorganization. The Target Fund that does not receive shareholder approval of the Reorganization will continue to operate under its current structure, and the Target Fund Board will consider other possible courses of action. The Plan may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the parties. The Plan may be amended or modified in a writing signed by the parties to the Plan.

COSTS OF REORGANIZATIONS

The Reorganization costs, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganizations, will be borne by Kensington. Neither the Target Funds nor the Acquiring Funds will bear any costs related to the Reorganizations. The costs related to the Reorganizations include, but are not limited to, costs associated with preparation, printing and distribution of the N-14 Registration Statement for the Reorganizations (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of soliciting Target Fund shareholders and holding shareholder meetings.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in tax-advantaged accounts.

Each Reorganization is intended to qualify as a “reorganization” under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Stradley Ronon Stevens & Young, LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

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•The acquisition by each Acquiring Fund of all of the assets of each corresponding Target Fund in exchange for the Acquiring Fund’s shares and the assumption by each Acquiring Fund of the liabilities of the corresponding Target Fund, followed by the distribution by the Target Funds to its shareholders of Acquiring Fund shares in complete liquidation of the Target Funds, will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Target Funds and Acquiring Funds each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
•No gain or loss will be recognized by the Target Funds upon the transfer of all of its assets to, and assumption of its liabilities by, the corresponding Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.
•No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the corresponding Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund pursuant to Section 1032(a) of the Code.
•No gain or loss will be recognized by the Target Funds upon the distribution of the corresponding Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.
•The tax basis of each asset of the Target Funds received by the corresponding Acquiring Fund will be the same as the tax basis of such asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.
•The holding period of each asset of the Target Funds received by the corresponding Acquiring Fund will include the periods during which such asset was held by the Target Fund pursuant to Section 1223(2) of the Code.
•No gain or loss will be recognized by the shareholders of the Target Funds upon the exchange of their Target Fund shares for the corresponding Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.
•The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the corresponding Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
•The holding period of the Acquiring Fund shares received by each shareholder of the corresponding Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that such Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.

The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Funds and the Acquiring Funds upon which Stradley Ronon Stevens & Young LLP will rely in rendering its opinion and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Stradley Ronon Stevens & Young LLP’s opinion, which therefore cannot be free from doubt. A copy of the opinion will be filed with the SEC and will be available for public inspection. Neither the Target Funds nor the Acquiring Funds have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization.
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Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives in the exchange.

Prior to the closing of the Reorganizations, each Target Fund will distribute to its shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to the date of closing of the Reorganizations.

The tax attributes, including capital loss carryovers, if any, as of the date of closing of a Reorganization, of the applicable Target Fund move to the corresponding Acquiring Fund in the Reorganization and any such capital loss carryovers would be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. If, as is anticipated, at the time of the Closing of a Reorganization, the applicable Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the corresponding Target Fund as a result of the Reorganization. Thus, each Reorganization is not expected to result in any limitation on the use by the applicable Acquiring Fund of the corresponding Target Fund’s capital loss carryovers, if any. However, the capital loss carryovers of an Acquiring Fund, as the successor in interest to the corresponding Target Fund, may subsequently become subject to an annual limitation as a result of purchases or redemptions of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences as well as the state, local and foreign consequences to you, if any, of a Reorganization in light of your particular circumstances.

ACCOUNTING SURVIVORSHIP

The Target Funds will be considered to be the accounting survivor of each of the Reorganizations, meaning that the Acquiring Funds will assume the financial and performance history of each Target Fund. While an acquiring fund is normally considered the legal survivor and accounting survivor of a reorganization, continuity and dominance in one or more of the following areas may lead to a determination that the target fund should be considered the accounting survivor: (1) portfolio management; (2) investment objectives, policies and restrictions; (3) portfolio composition; (4) expense structure and expense ratios; and (5) asset size. The Target Trust and the Acquiring Trust believe the Target Funds will be the accounting survivors of the Reorganizations based on the continuity and dominance established in each of these areas:

(1)Portfolio management: Kensington currently serves as the investment sub-adviser to the Target Funds, and is responsible for the portfolio management of the Target Funds. The same portfolio manager who manages the Target Funds will continue to serve as a portfolio manager to the Acquiring Funds after the Reorganizations.
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(2)Investment objectives, policies and restrictions: The Target Funds and the Acquiring Funds have the same investment objectives. The Target Funds and Acquiring Funds additionally have substantially the same investment strategies, policies and restrictions.

(3)Portfolio composition: The portfolio composition of the Acquiring Funds is expected to be substantially similar to that of the Target Funds because the Acquiring Funds are managed by Kensington in substantially the same manner that Kensington managed the Target Funds prior to the Reorganizations.

(4)Expense structure and expense ratios: The Acquiring Funds’ total expense ratios after the implementation of the expense cap are expected to be less than the current total expense ratios of the Target Funds.

(5)Asset size: The Target Funds are substantially larger than the Acquiring Funds. As of December 31, 2021, the Target Income Fund and Target Growth Fund had $799,301,370 and $371,015,338 in net assets, respectively, while the Acquiring Funds had not commenced operations.

TARGET FUND BOARD RECOMMENDATION

The Target Fund Board unanimously recommends that shareholders of the Target Funds approve each of the proposed Reorganizations pursuant to the Plan.

VOTING INFORMATION

PROXY STATEMENT/PROSPECTUS

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about April 4, 2022 to all shareholders entitled to vote.

Shareholders may attend the Meeting. The Meeting will begin promptly on May 17, 2022 at 1:00 p.m., Eastern time. Only Target Fund shareholders will be able to participate in the Meeting.

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We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website, www.okapivote.com/Kensington, and we encourage you to check this website prior to the Meeting if you plan to attend. If it is determined that the Meeting will be held remotely, it is not anticipated that there would be any changes that would limit the ability of investors to ask questions and/or make statements to the same extent as an in-person meeting. Information regarding the remote meeting, including a technical assistance number, will be provided at www.okapivote.com/Kensington. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Shareholders of record of the Target Fund as of the close of business on the Record Date of March 16, 2022 are entitled to vote at the Meeting. The number of outstanding shares of the Target Income Fund on the Record Date were 7,604,882 Class A shares, 73,296,004 Institutional Class shares, and 1,496,894 Class C shares. The number of outstanding shares of the Target Growth Fund on the Record Date were 2,312,807 Class A shares, 38,944,162 Institutional Class shares, and 1,479,715 Class C shares. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Trust in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposals.

QUORUM REQUIREMENT AND ADJOURNMENT

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum means one-third (33 1/3%) of the shares of the Target Fund that are entitled to vote at the Meeting, present at the Meeting or represented by proxy.

If sufficient votes to approve the Proposals are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting. A majority of the votes cast by shareholders of the Target Fund present or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting.

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Because the Proposals are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the Proposals are non-discretionary, the Target Funds do not expect to receive broker non-votes. Abstentions will have the same effect as votes against the Proposals.

VOTE NECESSARY TO APPROVE THE PROPOSALS

The Proposals must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” vote of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

PROXY SOLICITATION

In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Target Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Target Funds, Advisors Preferred, Kensington and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of the Target Funds if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Target Funds’ representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Funds’ representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Funds, then the Target Funds’ representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals. Although the Target Funds’ representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Funds’ representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Target Fund immediately if his or her instructions are not correctly reflected in the confirmation.

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SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND TRUSTEES

A list of the name, address, and percent ownership of each person who, as of March 16, 2022, to the knowledge of each Target Fund, owned 5% or more of the outstanding shares of each Target Fund can be found at Exhibit A.

To the best of the knowledge of the Target Trust, the ownership of shares of the Target Fund by executive officers and Trustees of each Target Fund as a group constituted less than 1% of the shares of the Target Fund as of March 16, 2022.

OTHER MATTERS

CAPITALIZATION

The following table shows the capitalization of the Target Funds as of March 16, 2022 and of the Acquiring Funds on a pro forma combined basis (unaudited) as of the same date, giving effect to the proposed Reorganizations. The following is an example of the number of shares of the Acquiring Funds that would have been exchanged for the shares of the Target Funds if the Reorganizations had been consummated on March 16, 2022, and does not necessarily reflect the number of shares or value of shares that will actually be received if the Reorganizations occur on the Closing Date. The capitalizations of the Target Funds and the Acquiring Funds are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

(unaudited)	Target Income Fund(1)	Acquiring Income Fund (pro forma)(1)	Target Growth Fund(1)	Acquiring Growth Fund (pro forma)(1)
Aggregate Net Assets	$861,517,912	$861,517,912	$471,940,692	$471,940,692

Class A
Shares Outstanding	7,604,882	7,604,882	2,312,807	2,312,807
Net Asset Value Per Share	$10.43	$10.43	$11.01	$11.01
Net Assets	$79,318,917	$79,318,917	$25,464,003	$25,464,003

Class C
Shares Outstanding	1,496,894	1,496,894	1,479,715	1,479,715
Net Asset Value Per Share	$10.37	$10.37	$10.91	$10.91
Net Assets	$15,522,789	$15,522,789	$16,143,695	$16,143,695

Institutional Class
Shares Outstanding	73,296,004	73,296,004	38,944,162	38,944,162
Net Asset Value Per Share	$10.46	$10.46	$11.05	$11.05
Net Assets	$766,676,206	$766,676,206	$430,332,994	$430,332,994
(1)Reflects the conversion of Target Fund Shares for Acquiring Fund Shares as a result of the Transaction

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DISSENTERS’ RIGHTS

If the Reorganizations are approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares. After the Reorganizations, Target Fund shareholders will hold shares of the corresponding Acquiring Fund, which may also be redeemed at net asset value.

SHAREHOLDER PROPOSALS

The governing instruments of the Target Trust do not require that the Target Funds hold annual meetings of shareholders. The Target Funds are, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Target Funds. The Target Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Target Trust’s governing instruments generally provide that a shareholder meeting shall be called upon written request of the holders of shares entitled to cast not less than 2/3rds of all the votes entitled to be cast at such meeting.

Shareholders of the Target Funds wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Target Trust a reasonable time before the Target Fund Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by a Target Fund within a reasonable period of time before the Target Fund Board’s solicitation relating to that meeting is made. Written proposals with regard to a Target Fund should be sent to the Secretary of the Target Trust, at the address of the Target Fund given above. If the proposed Reorganizations are approved and completed, shareholders of a Target Fund will become shareholders of the corresponding Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Stradley Ronon Stevens & Young LLP.

AUDITORS

The financial statements of the Target Funds for the year ended December 31, 2021, contained in the Target Funds’ Annual Report to Shareholders, has been audited by BBD, LLP, an independent registered public accounting firm. Cohen & Company, Ltd., an independent registered public accounting firm, serves as the independent registered public accounting firm for the Acquiring Funds.

45

EXHIBIT A

OWNERSHIP OF THE TARGET FUNDS

SIGNIFICANT HOLDERS

The following tables show, as of March 16, 2022, the accounts of the Target Income Fund that own of record 5% or more of a class of the Target Income Fund. The Target Trust has no information regarding the beneficial ownership of Target Income Fund shares through accounts with financial intermediaries.

Class A Shares:

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	34.03%	Record
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, California 92121-3091	11.31%	Record
(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

Class C Shares:

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	47.62%	Record
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 South Sixth Street, P08 Minneapolis, Minnesota 55402-4400	5.91%	Record
(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

Institutional Class Shares:

Name and Address	% Ownership	Type of Ownership(1)
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, California 92121-3091	16.76%	Record
Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	12.18%	Record
Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	5.10%	Record
(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

The following tables show, as of March 16, 2022, the accounts of the Target Growth Fund that own of record 5% or more of the voting securities the Target Growth Fund. The Target Trust has no information regarding the beneficial ownership of Target Growth Fund shares through accounts with financial intermediaries.

Class A Shares:

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	17.54%	Record
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, California 92121-3091	6.21%	Record
(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

Class C Shares:
Not applicable.

Institutional Class Shares:

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	20.02%	Record
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, California 92121-3091	10.24%	Record
(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

Exhibit B
Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“AGREEMENT”) is made this […] day of […], 2022 by and among: (i) Advisors Preferred Trust, an open-end registered investment company (“TARGET ENTITY”), on behalf of two of its series portfolios, the Kensington Managed Income Fund and the Kensington Dynamic Growth Fund (each, a “TARGET FUND,” and together, the “TARGET FUNDS”); (ii) Managed Portfolio Series, an open-end registered investment company (“ACQUIRING ENTITY”), on behalf of two of its series portfolios, the Kensington Managed Income Fund and the Kensington Dynamic Growth Fund (each, an “ACQUIRING FUND,” and together, the “ACQUIRING FUNDS,” and each Target Fund and each Acquiring Fund, a “FUND”); and (iii) solely for the purposes of Sections 1.1(f), 1.1(g), 9.2, and 11.2 of this Agreement, Advisors Preferred LLC (“ADVISORS PREFERRED”), investment adviser of the Target Funds; and (iv) solely for purposes of Sections 1.1(g), 9.2, 9.3 and 11.1 of this Agreement, Kensington Asset Management, LLC (“KENSINGTON”), investment adviser of the Acquiring Funds. Other than the Target Funds and the Acquiring Funds, no other series of either the Target Entity or the Acquiring Entity are parties to this Agreement.

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end investment company of the management type registered with the Securities and Exchange Commission (the “COMMISSION”); and

WHEREAS, the parties hereto intend for the Acquiring Entity, on behalf of each Acquiring Fund, and the Target Entity, on behalf of the corresponding Target Fund (identified in the table provided in Schedule 1.1 of this Agreement), to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the assets, property, and goodwill of the corresponding Target Fund in exchange solely for (A) (as applicable) A Class, C Class and Institutional Class shares of the Acquiring Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the corresponding Target Fund, and (ii) the corresponding Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding classes of shares of the corresponding Target Fund in redemption of all outstanding shares of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “REORGANIZATION” and, together, the “REORGANIZATIONS”); and

WHEREAS, each Acquiring Fund is, and will immediately prior to the Closing (defined in Section 3.1) be, a shell series, without assets (other than nominal seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the corresponding Target Fund; and

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g);

WHEREAS, the parties hereto intend that each Reorganization contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “CODE”); and

WHEREAS, this Agreement provides for multiple Reorganizations, the parties hereto intend that each Reorganization between an Acquiring Fund and a Target Fund be treated as if it had been the subject of a separate agreement, and the consummation of the Reorganization between a Target Fund and an Acquiring Fund shall not be contingent on the approval by shareholders of the other Target Fund or the consummation of the other Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.DESCRIPTION OF THE REORGANIZATIONS

1.1 Provided that all conditions precedent to a Reorganization set forth herein have been satisfied as of the Effective Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to that Reorganization:
(a) The applicable Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the corresponding Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities of the Target Fund, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional A Class, C Class and Institutional Class shares of the Acquiring Fund (as applicable) determined in the manner set forth in Section 2.
(b) The assets of the Target Fund to be transferred to the corresponding Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Effective Date (collectively, “ASSETS”).

(c) The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its liabilities and obligations prior to the Effective Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the corresponding Target Fund, whether accrued or contingent, known or unknown, existing at the Effective Date (collectively, “LIABILITIES”).

(d) As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“TARGET FUND SHAREHOLDERS”) the shares of the corresponding Acquiring Fund received by the Target Fund pursuant to Section 1.1(a) pro rata on a class-by-class basis, and the Target Fund will as promptly as reasonably practicable thereafter completely liquidate and dissolve. Each Target Fund Shareholder will receive the number of full and fractional shares of the class of the Acquiring Fund corresponding to the class of shares of the Target Fund held by such Target Fund Shareholder that has an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Target Fund held of record by such Target Fund Shareholder at the Closing. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective number of Acquiring Fund shares of each class due to such Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e) Ownership of Acquiring Fund shares will be shown on the applicable Acquiring Fund’s books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) All books and records of the Target Fund maintained by the Target Funds or by ADVISORS PREFERRED, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 ACT”) and the rules and regulations promulgated thereunder, shall be given to the corresponding Acquiring Fund on the Effective Date (as defined below) by the Target Fund or by ADVISORS PREFERRED as the case may be, and ADVISORS PREFERRED shall cause copies of all such books and records maintained by the Target Fund’s administrator, custodian, distributor, or fund accountant to be turned over to the Acquiring Fund or its agents as soon as practicable following the Effective Date.

(g) To the extent applicable, ADVISORS PREFERRED, Kensington and the Acquiring Entity will use all commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act. In particular, ADVISORS PREFERRED, Kensington and the Acquiring Entity will use all commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing Date, at least 75 percent of the members of the Acquiring Entity’s Board are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of either ADVISORS PREFERRED or Kensington; and for a period of at least two (2) years after the Closing Date, no undue burden is imposed on the Acquiring Funds or their shareholders.

2.VALUATION

2.1 With respect to each Reorganization:

(a) The net value of the applicable Target Fund’s Assets to be acquired by the corresponding Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities, in each case using the valuation procedures established by the Target Entity’s Board of Trustees, or such other valuation procedures as may be mutually agreed upon by the parties (“VALUATION PROCEDURES”).

(b) The number of shares of each class (as applicable) issued by the applicable Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) in exchange for the corresponding Target Fund’s Assets shall equal the number of shares of each corresponding class of the Target Fund outstanding as of the Valuation Time.

(c) The net asset value per share of each class (as applicable) of the applicable Acquiring Fund’s shares issued in connection with the Reorganization shall be the net asset value of the corresponding Target Fund attributable to the corresponding class computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using Valuation Procedures, divided by the number of shares of that class issued by the Acquiring Fund;

(d) All computations of value shall be made by the applicable Target Fund’s administrator using the Valuation Procedures and shall be subject to review by the Acquiring Funds’ administrator and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

(e) “VALUATION TIME” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f) “VALUATION DATE” shall mean the same business day as the Effective Date.

3.CLOSING AND EFFECTIVE DATE

3.1 Each Reorganization shall close on or around […], 2022 or such other date as the parties may agree (the “EFFECTIVE DATE”). All acts taking place at the closing of a Reorganization (“CLOSING”) shall be deemed to take place simultaneously as of immediately following the closing of regular trading on the NYSE on the Effective Date unless otherwise agreed to by the parties (the “CLOSING TIME”). The Closing of the Reorganizations shall be held in person, by facsimile, email or such other communication means as the parties may agree.
3.2 With respect to each Reorganization:

(a) The Target Funds’ portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Funds as of the Effective Date to the Acquiring Funds’ custodian (the “ACQUIRING CUSTODIAN”) for the account of the Acquiring Funds duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Funds’ custodian (the “TARGET CUSTODIAN”) to deliver to the Acquiring Custodian as of the Effective Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Funds’ portfolio securities and instruments so held. The cash to be transferred by the Target Funds shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Effective Date. If the Target Funds are unable to make such delivery on the Effective Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Effective Date have not yet been delivered to the Target Funds or their broker, then the Acquiring Funds may, in their sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Funds have, by or on the Effective Date, delivered to the Acquiring Funds or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Funds or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Target Entity shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Funds at the Closing Time on the Effective Date.

(c) At such time prior to the Effective Date as the parties mutually agree, the Target Funds shall provide: (i) instructions and related information to the Acquiring Funds or their transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Effective Date, as necessary) and (ii) the information and documentation maintained by the Target Funds or their agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Target Entity shall direct the transfer agent for the Target Funds (the “TARGET TRANSFER AGENT”) to deliver to the Acquiring Funds at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class (as applicable) owned by each such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver to the Secretary of the Target Funds a confirmation evidencing the Acquiring Fund shares to be credited on the Effective Date, or provide other evidence reasonably satisfactory to the Target Entity that such Acquiring Fund shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Funds. At the Closing, each party shall deliver to the other such bills of sale, assumption of liabilities, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Effective Date (a) the NYSE or another primary trading market for portfolio securities of the Target Funds (each, an “EXCHANGE”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Entity or the Target Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Funds is impracticable, the Effective Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.REPRESENTATIONS AND WARRANTIES

4.1 Target Entity, on behalf of itself or, where applicable, the applicable Target Fund, represents and warrants to the Acquiring Entity and the corresponding Acquiring Fund as follows:

(a) Each Target Fund is a duly established separate series of the Target Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust and By-Laws, to own all of its Assets, to carry on its business as it is now being conducted and, subject to approval by the Target Fund’s shareholders, to enter into this Agreement and perform its obligations hereunder;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Funds under the Securities Act of 1933, as amended (“1933 ACT”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act or the Financial Industry Regulatory Authority (“FINRA”) is required to be obtained for the consummation by the Target Funds and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Effective Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 ACT”), the 1940 Act and Delaware securities laws;

(d) The current prospectus and statement of additional information of the Target Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Funds are in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Funds’ prospectus and statement of additional information;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Funds, each Target Fund will on the Effective Date have good title to the respective Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the corresponding Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the corresponding Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) Each Target Funds are not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Entity’s Amended and Restated Agreement and Declaration of Trust and By-Laws or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Funds, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Entity’s or the Target Funds’ knowledge, threatened against the Target Entity, with respect to the Target Funds, that, if adversely determined, would materially and adversely affect a Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Funds and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Entity nor the Target Funds are a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The financial statements of the Target Funds for the Target Funds’ most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Funds’ prospectus or statement of additional information included in the Target Funds’ registration statement on Form N-1A (the “PROSPECTUS” and “STATEMENT OF ADDITIONAL INFORMATION”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Funds’ most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund, distributions of the Target Funds’ net investment income and/or net recognized gains, or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k) On the Effective Date, all material Returns (as defined below) of the applicable Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and were (at the time filed), are or will be true, correct and complete in all material respects, and all Taxes (as defined below) of the Target Fund shown as due to any government authority on any such Return shall have been paid or provision shall have been made for the payment thereof. To the knowledge of the Target Fund, no such Return is currently under audit by any federal, state, local or foreign Tax authority. No waivers of the time within which a Tax authority may assess such Taxes are outstanding, nor are any written requests for such waivers pending. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, dividend reporting forms, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l) The applicable Target Fund is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and has filed an election to be a regulated investment company under the Code. The applicable Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Effective Date and, assuming the accuracy of Section 4.2(i) hereof, intends to satisfy any applicable requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Effective Date. For each taxable year since inception (or portion thereof), the applicable Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The applicable Target Fund has not had at any time since its inception (and will not have as of the Effective Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended before the Effective Date. The applicable Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The applicable Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(m) Neither Target Fund has changed its taxable year end within the most recent 60-month period ending on […], 2021, and will not change its taxable year end prior to the Effective Date, without the consent of the Acquiring Entity, whose consent will not be unreasonably withheld;

(n) All issued and outstanding shares of the Target Funds are, and on the Effective Date will be, validly issued, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the Board of Trustees of the Target Entity, on behalf of the Target Funds, and subject to the approval of the shareholders of each Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p) Within a timeframe mutually agreeable to the parties, the Target Funds will provide the Acquiring Funds with such information relating to the Target Funds as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Funds to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Funds, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein;

(q) The books and records of the Target Funds are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Funds;

(r) The applicable Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against creditors in such a Title 11 or similar case;

(s) The Target Funds have no unamortized or unpaid organizational fees or expenses;

(t) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Funds, the Target Funds have no material contracts or other commitments (other than this Agreement) that will be terminated with any liability known to the Target Funds prior to the Effective Date; and

(u) The applicable Target Fund has not been notified in writing that any examinations of the Returns of such Target Fund are currently in progress or threatened, and the applicable Target Fund has not been notified in writing that a deficiency has been asserted or assessed against it as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of such Target Fund (other than liens for Taxes not yet due and payable);

4.2 The Acquiring Entity, on behalf of the applicable Acquiring Fund, represents and warrants to the Target Entity and the corresponding Target Fund as follows:

(a) The Acquiring Funds are duly organized as separate series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its organizational documents to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The registration of the shares of the Acquiring Funds to be issued in the Reorganization under the 1933 Act is in full force and effect;

(d) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Funds and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Effective Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e) The prospectuses and statements of additional information of the Acquiring Funds, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) On the Effective Date, prior to the Closing, the Acquiring Fund will have never had any assets other than nominal seed capital contributed by the initial shareholder of the Acquiring Fund in accordance with Section 14(a) of the 1940 Act and in exchange for a nominal number of shares of the Acquiring Fund (“INITIAL SHARES”). The Initial Shares have been or will be redeemed by the Acquiring Fund prior the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) The Acquiring Funds are not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Entity’s organizational documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Funds or the Acquiring Entity are a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Funds or the Acquiring Entity is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Funds, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity or the Acquiring Funds that, if adversely determined, would materially and adversely affect the Acquiring Entity’s or the Acquiring Funds’ financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Funds and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Funds are a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) Each Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of its respective Target Fund in connection with the Reorganization and, accordingly, each of the Acquiring Funds has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued to its initial shareholder to secure any required initial shareholder approvals;

(j) By the Closing, the Acquiring Entity’s Board of Trustees and Officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Funds to commence or have commenced operations as series of a registered open-end management investment company, including, without limitation, approving and executing investment advisory contracts in the manner required by the 1940 Act and approving and executing such other contracts as are necessary for the operation of the Acquiring Fund;

(k) On the Effective Date, all Returns of the Acquiring Funds required by law to have been filed by such date (including any extensions), if any, shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Funds’ knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Funds or their assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

(l) The Acquiring Funds: (i) were formed for the purpose of implementing the respective Reorganizations, (ii) have not filed any income tax return, and intend to continue to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Effective Date; (iii) hold and have held no property other than de minimis assets related to their formation or maintenance of their legal status and have and have had no tax attributes other than attributes related to such de minimis assets, and (iv) each are a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and the consummation of the transactions contemplated by the Agreement will not cause an Acquiring Fund to fail to continue its corresponding Target Fund’s qualification as a regulated investment company from and after the Closing. No Acquiring Fund has earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(m) All issued and outstanding Acquiring Fund shares are, and on the Effective Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the Board of the Trustees of the Acquiring Entity, on behalf of the Acquiring Funds, and subject to the approval of shareholders of the Target Funds and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The shares of the Acquiring Funds to be issued and delivered to the corresponding Target Funds, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Effective Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of a Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity and the Acquiring Funds;

(p) Neither of the Acquiring Funds is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(q) The Acquiring Funds have no unamortized or unpaid organizational fees or expenses for which they expect to be reimbursed by the Target Funds, directly or indirectly;

(r) The information provided by the Acquiring Funds for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Funds for use therein; and

(s) A true and correct copy of the Certificate of Trust, the Agreement and Declaration of Trust, and the Bylaws of the Acquiring Entity were filed with the Commission on February 4, 2011 and each, as so filed, is in full force and effect and enforceable in accordance with its respective terms.

5.COVENANTS

5.1 With Respect to each Reorganization, the applicable Acquiring Fund and the corresponding Target Fund covenant and agree, respectively, as follows:

(a) Each Target Fund and Acquiring Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Effective Date for the Reorganization, it being understood that such ordinary course of business for each Target Fund during that time period may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct its business operations in the ordinary course in all material respects.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Funds to approve the Reorganization (the “N-14 REGISTRATION STATEMENT”).

(c) The Target Entity will call a meeting of the shareholders of the Target Funds to consider and act separately upon this Agreement with respect to each Target Fund and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d) The Target Funds covenant that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Target Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Target Funds’ shares.

(f) The Target Entity, on behalf of the applicable Target Fund, will provide the corresponding Acquiring Fund with: (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the corresponding Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Entity may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the corresponding Acquiring Fund as a result of the transfer of Assets (the “TARGET FUND SHAREHOLDER DOCUMENTATION”), (3) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. section 1.6045A-1 and section 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed by the Target Fund for tax periods ending after the Effective Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 WORKPAPERS”). The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(g) Subject to the provisions of this Agreement, the Acquiring Funds and the Target Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h) As promptly as reasonably practicable after the Closing, each Target Fund will make one or more liquidating distributions to its shareholders consisting of the shares of the corresponding Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(i) After the Effective Date, the Target Entity, on behalf of the Target Funds, shall deliver to the Acquiring Funds a statement of the earnings and profits (accumulated and current) of each Target Fund for federal income tax purposes that will be carried over to the corresponding Acquiring Fund under Section 381 of the Code.

(j) The parties intend that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to the Reorganizations shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that, to its knowledge, is inconsistent with such treatment or results in the failure of the Reorganizations to qualify as a reorganization within the meaning of Section 368(a) of the Code.

(k) Any reporting responsibility of the applicable Target Fund, including, but not limited to, the responsibility for filing regulatory reports, preparing Returns relating to tax periods ending on or prior to the Effective Date (whether due before or after the Effective Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties in writing. Since the parties hereto contemplate that each Reorganization described herein will qualify as a reorganization described in Section 368(a)(1)(F) of the Code, any Returns required to be prepared by the applicable Target Fund pursuant to this Section 5.1(k) shall, if necessary, be signed by an officer of the Acquiring Entity based on a certification issued by an appropriate officer of the Target Entity (on behalf of the Target Fund) to the Acquiring Entity (on behalf of the applicable Acquiring Fund) certifying that such Returns are, to the best of the knowledge and belief of Target Entity, true, correct, and complete.

(l) The Target Entity, on behalf of the applicable Target Fund, shall deliver to the corresponding Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(m) The Target Entity, on behalf of the Target Funds, agrees that the acquisition of all Assets and Liabilities of the Target Funds by the Acquiring Entity, on behalf of the Acquiring Funds, includes any right of action against current and former service providers of the Target Funds, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Entity hereby assigns to the Acquiring Entity all rights, causes of action, and other claims against third parties relating to the Target Funds, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(n) The Target Entity and the Acquiring Entity will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Funds’ Valuation Procedures will result in material differences in the prices of the portfolio securities of the Target Funds as compared to the prices of the same portfolio securities determined using the Target Funds’ valuation procedures, such valuation check to be conducted no later than one month prior to the Effective Date and again within one week of the Effective Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Target Entity and the Acquiring Entity will work together, in good faith, to eliminate or minimize such differences prior to the Closing.

(o) The Acquiring Entity covenants that it will not make any material changes to the Acquiring Funds’ Valuation Procedures prior to the Effective Date without providing the Target Entity with written notice of such changes at least ten days prior to the effective date of such changes.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS
6.1 The obligations of the Target Entity, on behalf of the Target Funds, to consummate the transactions provided for herein and the effectiveness of the Reorganizations shall be subject, at the Target Funds’ election, to the performance by the Acquiring Entity and the Acquiring Funds of all of the obligations to be performed by it hereunder on or before the Effective Date, and, in addition thereto, the following conditions:

(a) All representations, covenants and warranties of the Acquiring Funds and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

(b) The Acquiring Entity shall have delivered to the Target Entity on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Entity and dated as of the Effective Date, to the effect that the representations, covenants and warranties of or with respect to the Acquiring Funds made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Acquiring Entity and the Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Funds, on or before the Effective Date;

(d) The Acquiring Entity has not made any material changes to the Acquiring Funds’ Valuation Procedures between the date of this Agreement and the Effective Date, except as provided in Section 5.1(o) herein;

(e) The Target Entity shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP (“STRADLEY RONON”), counsel to the Acquiring Entity, dated the Effective Date and in a form satisfactory to the Target Entity, to the following effect:

(i) The Acquiring Entity is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and each Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Entity;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Entity and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Entity enforceable against the Acquiring Entity in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The shares of each Acquiring Fund to be issued for transfer to the corresponding Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv) The execution and delivery of this Agreement did not, and the performance by the Acquiring Entity of its obligations hereunder will not, violate the Acquiring Entity’s organizational documents;

(v) The Acquiring Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Target Entity, such counsel knows of no material legal proceedings pending against the Acquiring Funds or the Acquiring Entity; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Entity of the transactions contemplated by this Agreement except such as have been obtained.

(f) In connection with the opinion contemplated by Section 6.1(e) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Entity.

(g) The Acquiring Funds’ registration statement on Form N-1A filed by the Acquiring Entity with the Commission to register the offer of shares of the Acquiring Funds will be in effect on the Closing Date.

(h) Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of its corresponding Target Fund's current and former trustees and officers, acting in their capacities as such, shall survive the Reorganization as obligations of such Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against such Acquiring Fund, its successors or assigns.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS
7.1 With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Funds, to consummate the transactions provided for herein and the effectiveness of the Reorganizations shall be subject, at the Acquiring Funds’ election, to the performance by the Target Entity and the Target Funds of all of the obligations to be performed by it hereunder on or before the Effective Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Entity and the Target Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

(b) The Target Entity shall have delivered to the Acquiring Entity on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Effective Date, to the effect that the representations and warranties of or with respect to the Target Funds made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Target Entity, on behalf of the applicable Target Fund, shall have delivered to the Acquiring Entity (i) the items listed in clauses (1), (2), and (4) of Section 5.1(f) hereof and (ii) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e) The Target Entity and the Target Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Funds, on or before the Effective Date;
(f) The Acquiring Entity shall have received a favorable opinion of Thompson Hine, LLP, counsel to the Target Entity, dated the Effective Date and in a form satisfactory to the Acquiring Entity, to the following effect:
(i) The Target Entity is a statutory trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Target Funds’ properties and assets and to carry on its business as presently conducted. Each Target Fund has been established as a separate series of the Target Entity under the Agreement and Declaration of Trust of the Target Entity;

(ii) This Agreement has been duly authorized, executed and, to such counsel’s knowledge, delivered by the Target Entity, on behalf of the Target Funds, and, assuming the N-14 Registration Statement complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Entity enforceable against the Target Entity, on behalf of the Target Funds, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The execution and delivery of this Agreement did not, and the performance by the Target Entity of its obligations hereunder, including the transfer of the Assets, will not, violate the Target Entity’s Agreement and Declaration of Trust and By-Laws;

(iv) The Target Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission under the 1940 Act is in full force and effect; and

(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained by the Target Entity in order to consummate the transactions contemplated by this Agreement except such as have been obtained; and

(g) In connection with the opinion contemplated by Section 7.1(f) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Entity.

8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Effective Date with respect to the Target Funds or the Acquiring Funds, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with the provisions of the Target Entity’s Amended and Restated Agreement and Declaration of Trust and By-Laws, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Funds nor the Acquiring Funds may waive the condition set forth in this Section 8.1. The consummation of one Reorganization between a Target Fund and an Acquiring Fund shall not be contingent on the approval by shareholders of another Target Fund;

8.2 On the Effective Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Target Funds, provided that either party hereto may for itself waive any of such conditions;

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5 With respect to each Reorganization, the Target Entity (on behalf of the applicable Target Fund) and the Acquiring Entity (on behalf of the corresponding Acquiring Fund) shall have received on or before the Closing Date an opinion of Stradley Ronon, in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.5. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.5 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Target Entity and the Acquiring Entity agree that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.5.

9.FEES AND EXPENSES
9.1 The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Kensington will bear one-hundred percent (100%) of the expenses relating to the Reorganization including, but not limited to: (1) the external legal costs of the Target Funds, of the Acquiring Funds, and of the Independent Trustees of the Target Funds and the Acquiring Funds relating to the Reorganization; (2) the external legal, printing and mailing costs associated with providing the supplement to the prospectus of the Target Funds notifying shareholders of board approval of this Agreement; (3) the external legal costs associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission; (4) the fees charged by the Target Funds’ independent registered public accountants for services related to the Reorganization; (5) the fees charged by the Acquiring Funds’ transfer agent for services relating to the Reorganization, including printing, mailing and imaging; (6) solicitation by proxy of approval of the Reorganization by the Target Fund Shareholders, including printing, mailing, and solicitation and tabulation of shareholder votes; (7) external legal costs associated with an opinion of counsel issued to both the Target Funds and the Acquiring Funds regarding the qualification of the Reorganization as a tax-free reorganization; and (8) all necessary taxes in connection with the Reorganization, including all applicable Federal, state and foreign stock transfer stamps. The parties hereto agree to effectuate the Reorganization in a manner designed to minimize actual costs incurred.

9.3 At or prior to the Closing, Kensington shall pay the estimated expenses of the Reorganization to be paid by it pursuant to paragraph 9.2, and any remaining balance shall be paid by Kensington within ten (10) days after the Closing.

10.COOPERATION AND EXCHANGE OF INFORMATION
Prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary: (i) for the filing of any Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all Returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Funds and the Acquiring Funds for the taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Funds.
If applicable, the Acquiring Funds shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity have concluded that, based on their evaluation of the effectiveness of the Target Entity’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Entity to the Acquiring Entity with respect to the Target Funds’ operations prior to the Closing that is required to be disclosed by the Acquiring Entity on Forms N-CSR and N-Q or any forms adopted by the Commission in replacement of Forms N-CSR or N-Q.

11.INDEMNIFICATION

11.1 Kensington and Acquiring Entity each agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees and the Target Funds from and against any and all losses, claims, damages, stated liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Entity or any of its trustees or officers or the Target Funds may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2 ADVISORS PREFERRED and Target Entity agrees to indemnify and hold harmless the Acquiring Entity and each of the Acquiring Entity’s officers and trustees and the Acquiring Funds from and against any and all losses, claims, damages, stated liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity or any of its trustees or officers or the Acquiring Funds may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1 Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Acquiring Entity and the Target Entity; (ii) by either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before […], 2022, unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) by either the Acquiring Entity or the Target Entity if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iv) by the Acquiring Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Entity; (v) by the Target Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Entity; or (vi) after a determination by the Acquiring Entity’s or the Target Entity’s board of trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and giving notice to the other party hereto. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive. However, a termination pursuant to this provision shall not relieve the parties of their obligations pursuant to Section 9.2 to bear expenses relating to the Reorganization, as specified in section 9.2, which were incurred prior to the termination.

14.AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of Target Fund Shareholders pursuant to paragraph 5.1(c) of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

15.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 This agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of: (a) the Target Funds, as provided in the Target Entity’s Amended and Restated Agreement and Declaration of Trust and By-Laws, or the Acquiring Funds, as provided in their respective organizational documents, as applicable; and (b) the other parties. The execution and delivery of this Agreement have been authorized by the trustees of the Target Entity and the Acquiring Entity on behalf of the Target Funds and Acquiring Funds, respectively, and signed by authorized officers of the Target Entity and Acquiring Entity, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Funds or Target Funds.

15.6 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

15.7 Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.8 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.9 Each party specifically acknowledges and agrees that any liability under this Agreement with respect to an Acquiring Fund or a Target Fund, or in connection with the transactions contemplated herein with respect to an Acquiring Fund or a Target Fund, shall be discharged only out of the assets of that Acquiring Fund or Target Fund, and that no other series of the Acquiring Entity or the Target Entity shall be liable with respect thereto.

16.CONFIDENTIALITY

Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

17.NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

FOR TARGET ENTITY:

Advisors Preferred Trust
1445 Research Boulevard, Suite 530
Rockville, MD 20850
Attn.: Catherine Ayers-Rigsby

WITH A COPY TO:

Parker Bridgeport
Thompson Hine, LLP
41 S. High Street, Suite 1700
Columbus, Ohio 43215

FOR ACQUIRING ENTITY:

Managed Portfolio Series
615 East Michigan Street
Milwaukee, WI 53202
Attn.: Adam Smith

WITH A COPY TO:

Michael P. O’Hare
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

FOR KENSINGTON:
Kensington Asset Management, LLC
6207 Bee Caves Road, Suite 250
Austin, Texas 78746
Attn.: Will Bower

FOR ADVISORS PREFERRED:
    Advisors Preferred, LLC
1445 Research Boulevard, Suite 530
Rockville, MD 20850
Attn.: Catherine Ayers-Rigsby

[SIGNATURE PAGE FOLLOWS]

AGREEMENT AND PLAN OF REORGANIZATION
SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

ADVISORS PREFERRED TRUST,
on behalf of its series
KENSINGTON MANAGED INCOME FUND
KENSINGTON DYNAMIC GROWTH FUND
By:
Name:
Title:

MANAGED PORTFOLIO SERIES
on behalf of its series
KENSINGTON MANAGED INCOME FUND
KENSINGTON DYNAMIC GROWTH FUND
By:
Name:
Title:

KENSINGTON ASSET MANAGEMENT, LLC, solely for the purposes of Sections 1.1(g), 9.2, 9.3 and 11.1 of this Agreement
By:
Name:
Title:

ADVISORS PREFERRED, LLC, solely for the purposes of Sections 1.1(f), 1.1(g), 9.2 and 11.2 of this Agreement
By:
Name:
Title:

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 1.1
TARGET FUNDS AND CORRESPONDING ACQUIRING FUNDS

Target Fund (Share Class	Corresponding Acquiring Fund (Share Class)
Kensington Managed Income Fund (A Class) (C Class) (Institutional Class)	Kensington Managed Income Fund (A Class) (C Class) (Institutional Class)
Kensington Dynamic Growth Fund (A Class) (C Class) (Institutional Class)	Kensington Dynamic Growth Fund (A Class) (C Class) (Institutional Class)

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 8.5
TAX OPINION

(i)The acquisition by the Acquiring Fund of all of the Assets of its corresponding Target Fund in exchange for the Acquiring Fund shares and the assumption by the corresponding Acquiring Fund of the Liabilities of its corresponding Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
(ii)No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, its corresponding Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.
(iii)No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of its corresponding Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of its corresponding Target Fund pursuant to Section 1032(a) of the Code.
(iv)No gain or loss will be recognized by the Target Fund upon the distribution of its corresponding Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.
(v)The tax basis of each Asset of the Target Fund received by its corresponding Acquiring Fund will be the same as the tax basis of such Asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.
(vi)The holding period of each Asset of the Target Fund received by its corresponding Acquiring Fund will include the periods during which such Asset was held by the Target Fund pursuant to Section 1223(2) of the Code.
(vii)No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares for its corresponding Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.
(viii)The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix)The holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that such Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.
(x)The taxable year of the Target Fund will not end as a result of the Reorganization. For the purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

Notwithstanding anything to the contrary herein, we express no opinion as to the effect of the Reorganization on the Target Funds, the Acquiring Funds or any Target Fund shareholders with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes upon the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

Exhibit C

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables are intended to help you understand each Target Fund’s and Acquiring Fund’s financial performance for the fiscal periods indicated.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information in the tables below for the fiscal year ended December 31, 2021 has been derived from the financial statements audited by BBD, LLP, for the Target Funds, whose report, along with the Target Funds’ financial statements, are included in the annual report, which is available upon request. The information in the tables below for the fiscal periods prior to December 31, 2021 has been derived from the financial statements audited by the Target Funds’ former independent registered public accounting firm. These financial statements from prior fiscal years are available upon request.

The Acquiring Funds will adopt the financial statements of each corresponding Target Fund, the accounting survivors of the Reorganizations. The audited financials of each Target Fund are included in the Target Funds’ December 31, 2021 Annual Report which is incorporated herein by reference. Because the Acquiring Funds have not commenced operations as of the date of this Proxy Statement/Prospectus, no financial highlights are provided.

Kensington Managed Income Fund (the “Target Income Fund”)
The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.
Class A	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period* Ended December 31, 2019

Net asset value, beginning of year/period	$10.78	$10.20	$10.00

From Operations:
Net investment income (a)	0.25	0.31	0.15
Net gain (loss) from investments (realized and unrealized)	(0.13)	0.49	0.15
Total from operations	0.12	0.80	0.30

Distributions to shareholders from:
Net investment income	(0.24)	(0.19)	(0.10)
Net realized gains	(0.10)	(0.02)	—
Return of capital	—	(0.01)	—
Total distributions	(0.34)	(0.22)	(0.10)

Net asset value, end of year/period	$10.56	$10.78	$10.20

TOTAL RETURN (b)	1.05%	7.87%	3.01% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$61,130	$38,110	$4,867

Ratio of expenses to average net assets:
Before reimbursement/recapture	1.66%	1.77%	2.42% (d)
Net of reimbursement/recapture	1.66%	1.79%	2.39% (d)
Ratio of net investment income to average net assets:	2.31%	2.93%	2.44% (d)
Portfolio turnover rate	220%	233%	61% (c)
*For the period May 28, 2019 (commencement of operations) through December 31, 2019. Trading commenced on May 31, 2019.
(a)Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2019.
(c)Not annualized.
(d)Annualized.

Kensington Managed Income Fund (the “Target Income Fund”)
The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.
Institutional Class	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period* Ended December 31, 2019

Net asset value, beginning of year/period	$10.80	$10.21	$10.00

From Operations:
Net investment income (a)	0.28	0.32	0.17
Net gain (loss) from investments (realized and unrealized)	(0.13)	0.51	0.15
Total from operations	0.15	0.83	0.32

Distributions to shareholders from:
Net investment income	(0.27)	(0.21)	(0.11)
Net realized gains	(0.10)	(0.02)	—
Return of capital	—	(0.01)	—
Total distributions	(0.37)	(0.24)	(0.11)

Net asset value, end of year/period	$10.58	$10.80	$10.21

TOTAL RETURN (b)	1.29%	8.13%	3.20% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$721,445	$296,660	$54,723

Ratio of expenses to average net assets:
Before reimbursement/recapture	1.41%	1.59%	2.20% (d)
Net of reimbursement/recapture	1.41%	1.61%	1.99% (d)
Ratio of net investment income to average net assets:	2.54%	3.06%	2.83% (d)
Portfolio turnover rate	220%	233%	61% (c)
*For the period May 28, 2019 (commencement of operations) through December 31, 2019. Trading commenced on May 31, 2019.
(a)Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2019.
(c)Not annualized.
(d)Annualized.

Kensington Managed Income Fund (the “Target Income Fund”)
The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.
Class C	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period* Ended December 31, 2019

Net asset value, beginning of year/period	$10.74	$10.19	$10.17

From Operations:
Net investment income (a)	0.17	0.22	0.06
Net gain (loss) from investments (realized and unrealized)	(0.13)	0.49	0.05
Total from operations	0.04	0.71	0.11

Distributions to shareholders from:
Net investment income	(0.16)	(0.13)	(0.09)
Net realized gains	(0.10)	(0.02)	—
Return of capital	—	(0.01)	—
Total distributions	(0.26)	(0.16)	(0.09)

Net asset value, end of year/period	$10.52	$10.74	$10.19

TOTAL RETURN (b)	0.35%	6.95%	1.09% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$16,727	$11,749	$2,156

Ratio of expenses to average net assets:
Before reimbursement/recapture	2.41%	2.55%	3.03% (d)
Net of reimbursement/recapture	2.41%	2.57%	2.99% (d)
Ratio of net investment income to average net assets:	1.59%	2.07%	2.22% (d)
Portfolio turnover rate	220%	233%	61% (c)
*For the period August 27, 2019 (commencement of operations) through December 31, 2019.
(a)Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2019.
(c)Not annualized.
(d)Annualized.

Kensington Dynamic Growth Fund (the “Target Growth Fund”)
The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

Class A	For the Year Ended December 31, 2021	For the Period* Ended December 31, 2020

Net asset value, beginning of year/period	$10.10	$10.00

From Operations:
Net investment income (loss) (a)	(0.13)	0.05
Net gain from investments (realized and unrealized)	2.20	0.08
Total from operations	2.07	0.13

Distributions to shareholders from:
Net investment income	—	(0.03)
Net realized gains	(0.91)	—
Total distributions	(0.91)	(0.03)

Net asset value, end of period	$11.26	$10.10

TOTAL RETURN (b)	20.48%	1.35% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$20,413	$3,588

Ratio of expenses to average net assets:
Before reimbursement/recapture	1.70%	2.36% (d)
Net of reimbursement/recapture	1.72%	2.04% (d)
Ratio of net investment income (loss) to average net assets:	(1.06)%	2.71% (d)
Portfolio turnover rate	786%	277% (c)
*For the period of October 23, 2020 (commencement of operations) through December 31, 2020.
(a)Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the advisor and sub-advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2020.
(c)Not annualized.
(d)Annualized.

Kensington Dynamic Growth Fund (the “Target Growth Fund”)
The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

Institutional Class	For the Year Ended December 31, 2021	For the Period* Ended December 31, 2020

Net asset value, beginning of year/period	$10.11	$10.00

From Operations:
Net investment income (loss) (a)	(0.09)	0.04
Net gain from investments (realized and unrealized)	2.19	0.11
Total from operations	2.10	0.15

Distributions to shareholders from:
Net investment income	—	(0.04)
Net realized gains	(0.91)	—
Total distributions	(0.91)	(0.04)

Net asset value, end of period	$11.30	$10.11

TOTAL RETURN (b)	20.76%	1.47% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$339,324	$58,914

Ratio of expenses to average net assets:
Before reimbursement/recapture	1.45%	2.12% (d)
Net of reimbursement/recapture	1.47%	1.64% (d)
Ratio of net investment income (loss) to average net assets:	(0.73)%	2.20% (d)
Portfolio turnover rate	786%	277% (c)
*For the period of October 23, 2020 (commencement of operations) through December 31, 2020.
(a)Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the advisor and sub-advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2020.
(c)Not annualized.
(d)Annualized.

Kensington Dynamic Growth Fund (the “Target Growth Fund”)
The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

Class C	For the Year Ended December 31, 2021	For the Period* Ended December 31, 2020

Net asset value, beginning of year/period	$10.11	$10.00

From Operations:
Net investment income (a)	(0.21)	0.05
Net gain (loss) from investments (realized and unrealized)	2.19	0.09
Total from operations	1.98	0.14

Distributions to shareholders from:
Net investment income	—	(0.03)
Net realized gains	(0.91)	—
Total distributions	(0.91)	(0.03)

Net asset value, end of period	$11.18	$10.11

TOTAL RETURN (b)	19.57%	1.39% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$11,279	$2,086

Ratio of expenses to average net assets:
Before reimbursement/recapture	2.44%	2.96% (d)
Net of reimbursement/recapture	2.47%	2.64% (d)
Ratio of net investment income (loss) to average net assets:	(1.77)%	2.50% (d)
Portfolio turnover rate	786%	277% (c)
*For the period of October 23, 2020 (commencement of operations) through December 31, 2020.
(a)Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the advisor and sub-advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2020.
(c)Not annualized.
(d)Annualized.

STATEMENT OF ADDITIONAL INFORMATION
TO THE
REGISTRATION STATEMENT ON FORM N-14 FILED BY:

Managed Portfolio Series
on behalf of its series
Kensington Managed Income Fund
Kensington Dynamic Growth Fund

615 East Michigan Street
Milwaukee, Wisconsin 53202
(414) 287-3700

Relating to the Special Meeting of Shareholders of:
Kensington Managed Income Fund
Kensington Dynamic Growth Fund
series of Advisors Preferred Trust

March 23, 2022

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated March 23, 2022, relating specifically to the Special Meeting of Shareholders of the Kensington Managed Income Fund and Kensington Dynamic Growth Fund to be held on May 17, 2022 at 1:00 p.m., Eastern time (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling the Fund at 855-375-3060.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Funds have not commenced operation as of the date of this SAI. Accordingly, the financial statements for the Acquiring Funds are not available. Copies of the Acquiring Funds’ annual and semi-annual reports, may be obtained when available, without charge, upon request by calling 866-303-8623 or visiting www.kensingtonassetmanagement.com/funds/documents.

Each of the Acquiring Income Fund and Acquiring Growth Fund may be referred to in this SAI as a “Fund.” The Acquiring Funds may be referred to collectively in this SAI as the ”Funds.”

GENERAL INFORMATION

This Statement of Additional Information relates to: (a) the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund in exchange for (i) shares of each Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the corresponding Target Fund, and (ii) the Acquiring Funds’ assumption of all of the liabilities of each Target Fund; followed by (b) the liquidating distribution by the Target Funds to their shareholders of the shares of the corresponding Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings shares of the corresponding class of the Target Funds (the “Reorganization”). Target Fund shareholders will receive shares of the corresponding Acquiring Fund as set forth in the table below:

Target Fund Class	Corresponding Acquiring Fund Class
Class A	Class A
Institutional Class	Institutional Class
Class C	Class C

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

The Acquiring Fund is a series of Managed Portfolio Series (the “Acquiring Trust” or the “Trust”). The Target Fund is a series of Advisors Preferred Trust. This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

•Statement of Additional Information dated May 1, 2021 for the Target Funds (the “Target Funds’ SAI”) (File No. 811-22756)

•The audited financial statements and related report of the independent public accounting firm included in the Target Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2021 (“Target Fund Annual Report”). Only the audited financial statements and related report of the independent registered public accounting firm included in the Target Funds’ Annual Report are incorporated herein by reference and no other parts of the Target Fund Annual Report are incorporated by reference.

PRO FORMA FINANCIAL INFORMATION

Under the Agreement and Plan of Reorganization, each Target Fund is proposed to be reorganized into a corresponding Acquiring Fund. Pro forma financial information has not been prepared for the Reorganization of the Target Funds because the corresponding Acquiring Funds are newly organized shell series with no assets (other than seed capital) or liabilities, and will commence investment operations upon completion of the Reorganization in order to continue the operations of the Target Funds. The Target Funds will be the accounting survivors of the Reorganization.

The Reorganization is not expected to result in a material change to the Target Funds’ investment portfolio due to the investment restrictions of the Acquiring Funds. Accordingly, a schedule of investments of the Target Funds modified to reflect such change is not included.

The Trust
The Trust is a Delaware statutory trust organized on January 27, 2011, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is a series, or mutual fund, of the Trust. The Funds have three classes of shares: Class A, Institutional Class, and Class C shares. The Funds are non-diversified series and have their own investment objectives and policies.

Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust. The Funds' Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov. As permitted by Delaware law, the Trust’s Board of Trustees (the “Board”) may create additional classes of the Funds and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders. Effective on or about May 20, 2022, the Target Income Fund will reorganize into the Acquiring Income Fund and the Target Growth Fund will reorganize into the Acquiring Growth Fund. Each Acquiring Fund has the same investment objectives and substantially similar investment strategies as the Target Fund into which it is reorganizing.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.

The Trust is not required to hold annual meetings of shareholders, and does not normally do so. Meetings of the shareholders shall be called by any member of the Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, with such request specifying the purpose or purposes for which such meeting is to be called.

Interests in the Funds are represented by shares of beneficial interest, each with no par value per share. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to a Fund and is entitled to such distributions out of the income belonging to a Fund as may be declared by the Board.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as deemed fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

All consideration received by the Trust for the issue or sale of a Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any fund or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

Kensington Asset Management, LLC (the “Adviser” or "Kensington") serves as the investment adviser for the Funds.

Investment Objective, Policies, Strategies and Associated Risks
The following discussion supplements the description of the Funds’ principal investment strategies and principal risks set forth in the Prospectus. Unless an investment strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under the “Fundamental and Non-Fundamental Investment Limitations” in this SAI, or by applicable law, the Funds may hold securities and engage in various strategies as described hereafter, but are not obligated to do so. The Funds might not invest in all of these types of securities or use all of these techniques at any one time. Each Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective, policies and restrictions described in the Funds’ Prospectus and/or this SAI, as well as by applicable laws.

Investment Objective

The investment objective of each Fund is set forth under the “Summary Section” in the Funds' Prospectus.

Percentage Limitations

Each Fund’s compliance with its investment policy and limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Market Volatility

U.S. and international markets have from time to time experienced significant volatility. Certain social, political, economic, environmental and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. During certain volatile periods, the fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. At times, concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility may have adverse effects on the Funds, thus the risks discussed below and in the Prospectus may increase.

The outbreak of the coronavirus COVID-19 has significantly disrupted the global economy and negatively impacted economic growth prospects. It is not possible to estimate the impact that COVID-19 outbreak will continue to have on the companies in the Fund’s portfolio, but the prolonged effect on the global economy will largely depend upon the duration of the pandemic. Such events may adversely affect the Fund’s performance. The Adviser continues to monitor this situation closely.

Equity Securities

An equity security represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk affects a Fund’s net asset value per share (“NAV”), which will fluctuate as the value of the securities it holds changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. Common stocks and preferred stocks are examples of equity securities. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.

Asset-Backed Securities and Collateralized Debt Obligations

The Funds may invest in asset-backed securities and collateralized debt obligations ("CDOs"). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Funds may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading, for example, on the New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value ("NAV") per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Funds may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) to leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Funds consider corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. A Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to a Fund. A Fund's investments in debt instruments may be in the form of a zero-coupon bond or other original issue discount (“OID”) instruments. The following risks are created by investing in OID instruments.
a.The higher interest rates of OID instruments reflect the payment deferral and credit risk associated with them. Investors in the Fund share the risks and rewards of OID and market discount. These risks, however, are not shared by the Adviser, who in the case of payment-in-kind (“PIK”) loans, collect higher asset-based fees with no deferral of cash payments and no repayment obligation to a Fund if any of these loans are uncollectible.
b.OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.
c.OID instruments generally represent a significantly higher credit risk than coupon loans.
d.OID income received by a Fund may create uncertainty about the source of the Fund's cash distributions. For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by shareholders, Section 19(a) of the Investment Company Act of 1940 (the “1940 Act”) does not require that shareholders be given notice of this fact by reporting it as a return of capital.
e.In the case of PIK debt, the deferral of PIK interest has the simultaneous effects of increasing the assets under management and increasing the management fee at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and NAV of a Fund will fluctuate. Securities in a Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds ("ETFs"). ETFs may include, but are not limited to, Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, SM Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50 and Fortune 50. Additionally, a Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index"). SPDRs trade on the NYSE Arca under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the NYSE Arca under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust's shares trade on the NYSE Arca under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the NYSE Arca under the symbol QQQ. The iShares are managed by BlackRock ("BlackRock"). They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Barclay's Capital U.S. Aggregate Index and the Barclay's Capital 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index. BlackRock offers six iShares fixed income ETFs that track a particular Barclay's Capital bond index. ETFs (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in investment companies, see "Investments in Other Investment Companies" below.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which a Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund's manager believes it is in the relevant fund's interest to do so. A fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although a Fund believes that, in the event of the termination of an underlying ETF the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Securities

Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, commodity, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities as well as commodities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. A Fund may invest in futures traded on a foreign exchange, which may be subject to fewer regulations and investors protections.

The Funds may at times engage in futures transactions for hedging purposes or to enhance returns. This means that a purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security or other reference asset; or to seek outright returns. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions:

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although a Fund may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes and to seek returns.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments or reference asset, such as a commodity. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments or reference asset, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments or reference asset and the time remaining until expiration of the contract. Those factors may affect securities or commodity prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities or commodities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements:

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and

•Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements:

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements:

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Cover for Futures Contracts:

Transactions involving futures contracts expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in other futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with an approved custodian, in the prescribed amount as determined daily. A Fund may enter into agreements with broker-dealers, which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund's coverage requirements.

Forward Contracts

A Fund may use forward contracts to achieve substantially similar strategies as those executed using futures contracts. A forward contract is an obligation to purchase or sell an asset at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the asset at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may engage in forward contracts for hedging or investment purposes. Forward contracts are not traded on regulated exchanges and incur the risk of default by the counter party to the transaction.

Foreign Currency Transactions

A Fund may enter into foreign currency futures contracts and forward currency contracts to hedge or seek returns. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates or as an investment strategy. Forward currency contracts are not traded on regulated commodities exchanges. Any Fund entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position, in which case the Fund might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although a Fund values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies

A Fund may invest in call and put options on domestic and foreign securities and foreign currencies. A Fund may purchase and write call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated, or as an investment strategy. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. A Fund will purchase options on foreign currencies for hedging purposes and may also speculate in options on foreign currencies. A Fund may invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will typically purchase exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Swap Agreements

A Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Regulation as a Commodity Pool Operator
The Adviser, with respect to the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations. Accordingly, neither the Fund, nor the Adviser is subject to registration or regulation as a commodity pool operator.

High Yield Securities

A Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the rating agencies (e.g., BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments.

Risk Factors for Yield Securities:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower-rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally insured savings and loan associations to divest their investments in high-yield, high-risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund's investments in lower-rated securities.

High-yield, high-risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds commonly sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less-developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Borrowing

While the Fund has no present intention to do so, they may engage in borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Investments

While the Fund has no present intention to do so, the Fund may be invested in securities that become illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. A Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on a Fund’s liquidity.

Indexed Securities

A Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

A Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. A Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank, if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities
A Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act, and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Generally, under Section 12(d) (1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d) (1) (F) of the 1940 Act allows a Fund to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. A Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits each Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no- action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Lending Portfolio Securities
For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac. A Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.
While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which a Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets").

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide a Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system ("FHLB") was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member-banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world's largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB's central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U.S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities
A Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, a Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

A Fund may utilize call and put options, on securities and/or futures, to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund. The ability of a Fund to successfully utilize options will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's NAV per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund's custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller if such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When a Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

A Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the relevant Fund's objective. A Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the relevant Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

A Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. A Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the relevant Fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Publicly Traded Partnerships

A Fund may invest in publicly traded partnerships ("PTPs"). PTPs are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may "roll up" into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt. A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP's which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Income Trusts

A Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the "unitholders." Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or "trust units" are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit's market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long-term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Real Estate Investment Trusts ("REITs")

A Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the relevant Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•limited financial resources;
•infrequent or limited trading;
•more abrupt or erratic price movements than larger company securities; and
•in addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

A Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. A Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

A Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. A Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. A Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by a Fund under the 1940 Act. At the time a Fund enters into a reverse purchase transaction, it will direct its custodian to place, in a segregated account, assets (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to a Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Short Sales

A Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur fees and other transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.
A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

Time Deposits and Variable Rate Notes

A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

A Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

A Fund's investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to a Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, a Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Funds do not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Fundamental and Non-Fundamental Investment Limitations
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of a Fund, as defined under the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented at the meeting in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

The Funds may not:
1.Issue senior securities, borrow money or pledge their assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies;
2.Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
3.Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;
5.Make personal loans of money or loans of its assets to persons who control or are under common control with a Fund (except that a Fund may lend its portfolio securities, enter into repurchase agreements, purchase debt securities consistent with the investment policies of the Fund, and invest in loans, including assignments and participation interests); or
6.Invest in the securities of any one industry or group of industries if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry or group of industries; except that, the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements with respect thereto.

Management of the Fund

Board of Trustees

The management and affairs of the Funds are supervised by the Board. The Board consists of four individuals. The Trustees are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

The Role of the Board of Trustees

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Foreside Fund Services, LLC, the Funds' principal underwriter (the “Distributor”); U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds' administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, N.A., the Funds' Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not considered to be “interested persons” of the Trust, as defined by the 1940 Act (“Independent Trustees”) – Messrs. David A. Massart, Leonard M. Rush, David M. Swanson and Mr. Robert J. Kern. Accordingly, 100% of the members of the Board are Independent Trustees, who are Trustees that are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. Prior to July 6, 2020, Mr. Kern was considered an “interested person” of the Trust as defined in the 1940 Act (“Interested Trustee”). He was considered an Interested Trustee by virtue of the fact that he had served as a board member of Quasar Distributors, LLC, which acts as principal underwriter to many of the Trust’s underlying funds and had been an Executive Vice President of the Administrator. The Board has established two standing committees, an Audit Committee and a Nominating & Governance Committee. The Board also oversees the work of the Valuation Committee that is comprised of certain officers of the Trust. The Committees are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating & Governance Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Independent Trustees have appointed Leonard M. Rush as Chairman. Prior to July 6, 2020, Mr. Kern served as Chairman of the Trust and Mr. Rush served as lead Independent Trustee with the responsibilities to coordinate activities of the Independent Trustees, act as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, help to set Board meeting agendas, and serve as chair during executive sessions of the Independent Trustees.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating & Governance Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, Mr. Rush, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert”, meets with the President, Treasurer and the Funds' independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds' financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks.

Trustees and Officers

The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	33	Retired; Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (59 Portfolios) (2012-Present); Director
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 2011	33	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	Independent Trustee, ETF Series Solutions (59 Portfolios) (2012-Present)

David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	33	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).
Independent Trustee, ALPS Variable Investment Trust (7 Portfolios) (2006-Present); Independent Trustee, RiverNorth Funds (3 Portfolios) (2018-Present); RiverNorth Managed Duration Municipal Income Fund Inc. (1 Portfolio) (2019-Present); RiverNorth Specialty Finance Corporation (1 Portfolio) (2018-Present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Portfolio) (2018-Present); RiverNorth Opportunities Fund, Inc. (1 Portfolio) (2015-Present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Portfolio) (2018-Present); RiverNorth Flexible Municipal Income Fund (2020-Present).

Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	33	Retired (July 2018 – present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer and Vice President	Indefinite Term; Since May 2016 (Assistant Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since February 2022.	N/A	Vice President, U.S. Bank Global Fund Services (2012-present).	N/A
Sara J. Bollech 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

Peter A. Walker, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1993	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2016-present).	N/A

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.

Mr. Kern’s trustee attributes include substantial industry experience, including his 37 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant (“Fund Accountant”), Administrator, and Transfer Agent to the Trust) where he managed business development and the mutual fund Transfer Agent operation including investor services, account services, legal compliance, document processing and systems support. He also served as a board member of U.S. Bancorp Fund Services, LLC and previously served as a board member of Quasar Distributors, LLC (principal underwriter of multiple series of the Trust). The Board believes Mr. Kern’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Massart’s trustee attributes include substantial industry experience, including over two decades working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships. He is currently Partner and Managing Director of Beacon Pointe Advisors, LLC. Previously, he served as Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. He also previously served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC. The Board believes Mr. Massart’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Rush’s trustee attributes include substantial industry experience, including serving in several different senior executive roles at various global financial services firms. He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Rush’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee.

Mr. Swanson’s trustee attributes include substantial industry experience, including over 35 years of senior management and marketing experience with over 30 years dedicated to the financial services industry. He is currently the Founder and Managing Partner of a marketing strategy boutique serving asset and wealth management businesses. He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments. The Board believes Mr. Swanson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

This discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares
The Funds had not commenced operations as of the date of this SAI and consequently, none of the Trustees or Officers of the Trust owned shares of the Funds as of such date.

As of the date of this SAI, none of the current Independent Trustees or their immediate family members owned beneficially any class of security of Kensington, the Distributor, or any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Kensington or the Distributor.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is comprised of all the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds' independent registered public accounting firm concerning the scope of the audit and the auditor’s independence.

Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of all the Independent Trustees. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating & Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Bylaws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 120 days, and no more than 150 days, prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Valuation Committee. The Trust has a Valuation Committee. The Board has delegated day-to-day valuation issues to the Valuation Committee that is comprised of certain officers of the Trust. Although the Valuation Committee is not a committee of the Board (i.e., no Trustee is a member of the Valuation Committee), the Valuation Committee’s membership is appointed by the Board and its charter and applicable procedures are approved by the Board. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of illiquid investments and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee is comprised of the Trust's President, Treasurer and Assistant Treasurers. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation
Prior to January 1, 2022, the Trustees received an annual retainer of $105,000 per calendar year. Effective January 1, 2022, the Trustees receive an annual retainer of $110,000. The Chairman of the Audit Committee receives additional compensation of $14,000, the Chairman of the Nominating & Governance Committee receives additional compensation of $8,000. The Lead Independent Trustee (now Chairman) receives $12,500 annually. The Trustees receive $6,000 for regularly scheduled meetings and $2,500 for additional meetings.

The following table sets forth the estimated compensation expected to be received by the Trustees for the fiscal year ended December 31, 2022:

Name of Person/Position	Aggregate Compensation from the Managed Income Fund(1)	Aggregate Compensation from the Dynamic Growth Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex(2) Paid to Trustees
Leonard M. Rush, Chairman, Trustee and Audit Committee Chairman	$2,432	$2,432	None	None	$7,296
David A. Massart, Independent Trustee and Valuation Committee Chairman	$2,030	$2,030	None	None	$6,090
David M. Swanson, Independent Trustee and Nominating & Governance Committee Chairman	$2,152	$2,152	None	None	$6,456
Robert J. Kern, Trustee	$2,030	$2,030	None	None	$6,090
1.Trustees fees and expenses are allocated among the Fund and any other series comprising the Trust.
2.The Fund Complex consists of the Kensington Managed Income Fund, Kensington Dynamic Growth Fund and Kensington Active Advantage Fund.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of the date of this SAI, the Funds had not commenced operations and therefore there were no shares of the Funds outstanding.

Investment Adviser
Investment advisory services are provided to the Funds by the Adviser, Kensington Asset Management, LLC, pursuant to an investment advisory agreement (the "Advisory Agreement").

Pursuant to the Advisory Agreement, the Adviser provides the Funds with investment research and advice and furnishes the Funds with an investment program consistent with the Funds’ investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions and reports to the Board on the Funds' investments and performance. Kensington is solely responsible for making investment decisions on behalf of the Funds. The Board will have sole responsibility for selecting, evaluating the performance of, and replacing as necessary any of the service providers to the Funds, including the Adviser.

After an initial two-year period, the Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board or the vote of a majority of the outstanding voting securities of the Funds; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of each Fund’s shareholders (with respect to such Fund); or (ii) by a vote of a majority of the Board or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Funds a management fee computed daily and paid monthly, based on a percentage of each Fund’s average annual net assets, as specified in the Prospectus. However, the Adviser may voluntarily agree to reduce the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to reduce management fees and/or reimburse Fund expenses.

Fund Expenses. The Funds are responsible for their own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to waive its management fees and pay the Funds’ expenses, as specified in the Prospectus. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment occurred, and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated through at least June 30, 2024. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser.

The total advisory fees paid by each Target Fund prior to the Reorganization during the fiscal periods ended December 31 are set forth in the following tables. These amounts were paid to Advisors Preferred Holdings, LLC, investment adviser to the Target Funds. The Adviser to the Funds, Kensington Asset Management, LLC, served as investment sub-adviser to the Target Funds and was compensated for these services by Advisors Preferred Holdings, LLC and not the Target Funds.

Target Income Fund 1

	2021	2020	2019
Advisory Fees Accrued	$7,419,009	$2,019,495	$216,390
Advisory Fees Waived	-	-	$(32,842)
Advisory Fees Recouped	-	$32,842	-
Total Advisory Fees Paid to Adviser	$7,419,009	$2,052,337	$183,548
1Target Income Fund commenced operations on May 28, 2019.

Target Growth Fund 1

	2021	2020	2019
Advisory Fees Accrued	$2,828,517	$94,499	N/A
Advisory Fees Waived	-	$(35,854)	N/A
Advisory Fees Recouped	$35,854	-	N/A
Total Advisory Fees Paid to Adviser	$2,864,371	$58,645	N/A
1Target Growth Fund commenced operations on October 23, 2020.

Portfolio Manager
As disclosed in the Prospectus, Bruce P. DeLaurentis, Patrick Sommerstad, Jason Sim, and Jordan Flebotte are the portfolio managers (each a “Portfolio Manager” and together the “Portfolio Managers”) and are responsible for the day-to-day management of the Funds.

The following table provides information regarding other accounts, excluding the Funds, managed by the Portfolio Manager as of December 31, 2021:

Portfolio Manager	Account Category	Number of Accounts	Total Assets in the Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bruce P. DeLaurentis
	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	1	$1,000,000	0	$0

Portfolio Manager	Account Category	Number of Accounts	Total Assets in the Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Patrick Sommerstad
	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Portfolio Manager	Account Category	Number of Accounts	Total Assets in the Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Jason Sim
	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Portfolio Manager	Account Category	Number of Accounts	Total Assets in the Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Jordan Flebotte
	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

The Portfolio Managers’ management of “other accounts” may give rise to conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The compensation for Mr. DeLaurentis is based on the net income generated by the Adviser and his relative ownership interest in the Adviser. The other Portfolio Managers’ compensation includes a share of the advisory fee received by the Adviser, and a portion of such compensation will be determined based on a Fund’s Morningstar quartile ranking at each quarter end, with higher rankings resulting in larger compensation amounts. Each Portfolio Manager is also entitled to participate in the Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser.

The following table indicates the dollar range of Target Fund shares beneficially owned by each Portfolio Manager as of December 31, 2021.

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned (None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 - $500,000; $500,001-$1,000,000; Over $1,000,000)
Bruce P. DeLaurentis	Target Income Fund	$100,001-$500,000
	Target Growth Fund	$50,001-$100,000
Patrick Sommerstad	Target Income Fund	None
	Target Growth Fund	None
Jason Sim	Target Income Fund	$1-$10,000
	Target Growth Fund	None
Jordan Flebotte	Target Income Fund	None
	Target Growth Fund	None

Service Providers
Pursuant to an administration agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, acts as the Administrator to the Fund. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; arranging for the maintenance of books and records of the Funds; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, Fund Services receives from the Funds a fee computed daily and payable monthly based on the Funds’ average daily net assets, subject to an annual minimum fee. Fund Services also acts as Fund Accountant, Transfer Agent and dividend disbursing agent under separate agreements with the Trust.

Prior to the Reorganization, each Target Fund paid administration fees, fund accounting fees and transfer agent fees to Gemini Fund Services, LLC during the fiscal periods ended December 31, as follows:

	2021	2020	2019
Target Income Fund [1]	$616,061	$252,051	$69,902
Target Growth Fund [2]	$260,756	$27,860	N/A
1Target Income Fund commenced operations on May 28, 2019.
2Target Growth Fund commenced operations on October 23, 2020.

Pursuant to a custody agreement between the Trust and the Fund, U.S. Bank N.A., an affiliate of Fund Services, serves as the custodian of the Funds' assets (the “Custodian”). For its services, the Custodian receives a monthly fee based on a percentage of the Funds' assets, in addition to certain transaction-based fees, and is reimbursed for out-of-pocket expenses. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian holds the securities in the Funds' portfolios and other assets for safekeeping. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. U.S. Bank and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and as independent legal counsel to the Board.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd., serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds' financial statements and performing related tax services.

Distribution of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administrative services, and promotes and arranges for the sale of the Funds' shares on a best efforts basis. The offering of the Funds' shares is continuous. The Distributor is not affiliated with the Adviser, Administrator, Fund Accountant or the Custodian. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor does not receive compensation from the Funds for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Funds, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

Distribution (Rule 12b-1) Plan
The Funds have adopted a distribution plan for Class A shares and Class C shares pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, each Fund pays a fee to the Distributor for distribution and/or shareholder services (the “Distribution and Servicing Fee”) at an annual rate of 0.25% of the Fund’s average daily net assets of the Fund’s Class A shares and 1.00% of the Fund’s average daily net assets of the Fund’s Class C shares. The 12b-1 Plan provides that the Distributor may use all or any portion of a Fund’s Distribution and Servicing Fee to finance any activity that is principally intended to result in the sale of the Fund’s shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services. The 12b-1 Plan is intended to benefit each Fund by increasing its assets and thereby reducing the Fund’s expense ratio.

The Distribution and Servicing Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution and Servicing Fee is not directly tied to expenses, the amount of distribution fees paid by Class A and/or Class C shares during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution and Servicing Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising; compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares; the printing and mailing of prospectuses, statements of additional information, and reports; the printing and mailing of sales literature pertaining to the Funds; and obtaining whatever information, analyses, and reports with respect to marketing and promotional activities that a Fund may, from time to time, deem advisable.

The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund and its shareholders. It is also required that the Independent Trustees, select and nominate all other trustees who are not “interested persons” of the Funds. The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of a Fund’s shares outstanding. All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.

As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets (as discussed below) and affiliates of the Adviser), plan administrators, and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders. The payments made by a Fund to financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the 12b-1 Plan, a Fund may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, a Fund may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Funds are discussed.

In addition, a Fund may participate in various “mutual fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Distributor may use all or a portion of the Distribution and Servicing Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Prior to the Reorganization and pursuant to a separate and different distribution plan as adopted by the Funds, for the fiscal year ended December 31, 2021, the Target Income Fund paid distribution (12b-1) fees of $270,237 and the Target Growth Fund paid distribution (12b-1) fees of $86,813. The table below reflects the allocation of such distribution fees paid.

	Target Income Fund	Target Growth Fund
Advertising/Marketing
Printing/Postage
Payment to distributor
Payment to dealers	$270,237	$86,813
Compensation to sales personnel
Other
Total	$270,237	$86,813

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds' portfolio transactions. Purchases and sales of securities on an exchange are effected through brokers that charge a commission while purchases and sales of securities in the OTC market will generally be executed directly with the primary “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party, such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price. The price of OTC securities usually includes an undisclosed commission or markup.

Purchases of portfolio securities for a Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that a Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors available, will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services incidental to execution services. Research and statistical information may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser considers research information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds' general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for a Fund, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts of the Adviser and its affiliates. Nevertheless, it is often the case that identical securities will be acceptable for both the Funds and one or more of such other client accounts. In such event, the position of a Fund and such other client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between a Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Funds and/or client accounts.

The following table sets forth the amount of brokerage commissions paid by each Target Fund prior to the Reorganization during the fiscal periods ended December 31:

	2021	2020	2019
Target Income Fund [1]	$58,700	$6,632	$671
Target Growth Fund [2]	$28,541	$20,731	N/A
1Target Income Fund commenced operations on May 28, 2019.
2Target Growth Fund commenced operations on October 23, 2020.

The increase in brokerage commissions in 2020 for the Target Income Fund is as a result of the Fund operating for a partial year in 2019 when it commenced operations.

The increase in brokerage commissions in 2021 for the Target Income Fund is as a result of the Fund’s increase in asset size in 2021.

Portfolio Turnover
A Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. A Fund’s investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

Each Target Fund’s portfolio turnover rate for the fiscal periods ended December 31, was as follows:

	2021	2020
Target Income Fund [1]	220%	233%
Target Growth Fund [2]	786%	277%
1Target Income Fund commenced operations on May 28, 2019.
2Target Growth Fund commenced operations on October 23, 2020.

The increase in portfolio turnover in the Target Growth Fund in 2021 was as a result of the Fund operating for a partial year in 2020 when it commenced operations. In addition, due to the Fund’s strategy being active, portfolio turnover is expected to vary over various time periods based on changing market dynamics.

Code of Ethics
The Trust and the Adviser have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, personnel of the Trust and Adviser to invest in securities that may be purchased or held by a Fund.

Proxy Voting Procedures
The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Funds as part of the Adviser’s investment advisory services, subject to the supervision and oversight of the Board. Notwithstanding this delegation of responsibilities, however, the Funds retain the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of the Funds' investments.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free, 866-303-8623 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deborah Ward has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. Information about a Fund's portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Board has considered the circumstances under which a Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Board has also considered actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Funds. After due consideration, the Board has determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board also has authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Funds’ shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics, and other relevant policies of the Funds and their service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Funds’ complete holdings will be made available on a calendar quarter end basis, either via a holdings schedule or a shareholder report, with at least a sixty-day lag on the Funds' website, www.kensingtonassetmanagement.com/funds/documents.

In the event of a conflict between the interests of a Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds and their shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without a lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: the Administrator; the Fund Accountant; the Custodian; the Transfer Agent; the Funds' independent registered public accounting firm; counsel to the Funds or the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC or on the Funds’ web site may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when a Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Such portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust’s CCO.

In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation or other consideration in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect a Fund from potential misuse of Fund information by individuals or entities to which it is disclosed.

Determination of Net Asset Value
The NAV of the Funds’ shares will fluctuate and is determined by the Fund Accountant as of the close of general trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by determining the “Net Assets” of each class and dividing by the total number of shares outstanding of each class at such time. The Net Assets of the Funds are calculated by (1) taking the value of all assets, less liabilities, held by the Funds; and (2) subtracting “Accrued Expenses.”

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

The Funds’ assets are valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation procedures. When market prices are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board.

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally considers to be the principal exchange on which the stock is traded. If no sale is reported, the security is valued at the mean between the last available bid and asked price.

Portfolio securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Fixed income securities are generally valued at the mean of the bid and asked prices as determined by an independent pricing service, taking into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Participation Notes are valued at the mean between bid and ask prices. Investments in other investment companies, including money market funds, are valued at their NAV per share. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Foreign securities are generally valued in the same manner as the securities described above. Foreign securities are priced in the local currencies as of the close of their primary exchange or market or as of the close of trading on the NYSE, whichever is earlier. Foreign currencies are translated into U.S. dollars at the exchange rate as provided by a pricing service as of the close of trading on the NYSE.

Exchange traded options are generally valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Purchase and Redemption of Fund Shares
Shares of the Funds are sold in a continuous offering and shares may be purchased or redeemed on any business day that the Funds calculate their NAV. The Funds may also authorize one or more financial intermediaries to accept purchase and redemption orders on its behalf (“Authorized Intermediaries”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on the Funds’ behalf. An order is deemed to be received when the Funds or an Authorized Intermediary accepts the order.

Orders received by the Funds or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on a business day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be processed at the next determined NAV.

Orders received by financial intermediaries that are not Authorized Intermediaries will be processed at the
NAV next calculated after the Transfer Agent receives the order from the financial intermediary.

Purchase Requests Must be Received in Good Order
“Good order” means that your purchase request includes:
•The name of the Fund;
•The class of shares to be purchased;
•The dollar amount of shares to be purchased;
•Your account application or investment stub; and
•A check payable to the name of the Fund.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.

Redemption Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will be deemed in “good order” if it includes:

•The shareholder’s name;
•The name of the Fund you are redeeming;
•The class of shares to be redeemed;
•The account number;
•The share or dollar amount to be redeemed; and
•Signatures by all shareholders on the account (with signature(s) guaranteed, if applicable).

Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

•If ownership is changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•For all redemptions in excess of $100,000 from any shareholder account where the proceeds are requested to be sent by check.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public.

The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption-In-Kind
Under normal circumstances, the Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of a Fund, valued at the beginning of such period. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Cancellations and Modifications
The Funds will not accept a request to cancel or modify a written transaction once processing has begun.

Tax Matters
The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and its shareholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Funds and its shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Funds.

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions, as discussed below.

If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of its taxable income will be subject to federal income tax at the corporate income tax rate (without any deduction for distributions to the Fund’s shareholders) and its income available for distribution will be reduced.

As long as each Fund meets certain requirements that govern the Fund's source of income, diversification of assets and distribution of earnings to its shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, each Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships (“QPTP”). A QPTP is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.

With respect to the diversification of assets requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer at and (ii) not more than 25% of the value of a Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that a Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more QPTPs.

In addition, pursuant to the Code, a Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as QPTPs. A Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with the 25% limitation in publicly traded partnerships, inclusive of MLP investments, but will not be able to purchase additional MLP securities unless the Fund is in compliance with the restriction.

The Funds’ policy is to distribute to its shareholders substantially all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that a Fund will not be subject to any federal income or excise taxes based on net income. However, a Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes. If a Fund does not qualify as a RIC, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund. If a Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.

Net investment income consists of interest, dividends, and short-term capital gains, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

Distributions of net investment income are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may consist of qualified dividends eligible for taxation at the rate applicable to long-term capital gains to the extent a Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent that a Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by a Fund for its taxable year. In view of the Funds’ investment policies, it is expected that part of the distributions by a Fund may be eligible for the qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders. Any distributions to you in excess of a Fund's investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

Any distributions to you in excess of a Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains to you.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act ("TCJA"), “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to the shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to its shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a noncorporate shareholder’s liability for the alternative minimum tax.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of a Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available to the Funds, such as shareholder information; therefore, the Funds may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Funds not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Funds on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.

A redemption of Fund shares may result in recognition of a taxable gain or loss and, if held as a capital asset, capital gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent Fund shares are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Funds through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The Funds will calculate cost basis using the Funds' default method, unless you instruct the Funds to use a different calculation method. For additional information regarding the Funds' available cost basis reporting methods, including its default method, please contact the Funds. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Except in the case of certain exempt shareholders, if a shareholder does not furnish a Fund with its correct Taxpayer Identification Number and certain certifications or the Funds receive notification from the Internal Revenue Service requiring back-up withholding, the Funds are required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds currently at a rate of 24% for U.S. residents.

Gain or loss recognized by the Funds on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Funds will be treated as long-term capital gains by the Funds and, in turn, may be distributed by the Funds to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Funds, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Funds in a non-U.S. REIT may subject the Funds, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Funds' pro rata share of any such taxes will reduce the Funds' return on its investment. The Funds' investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed below. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties. Also, the Funds in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Funds' income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.

The Funds' transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital. In certain cases, the Funds may make an election to treat such gain or loss as capital.

While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations.

The Funds may invest in securities of foreign companies that may be classified under the Code as a passive foreign investment company (“PFIC”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Funds intend to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Funds' fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Funds are required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Funds can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Funds to make a mark-to-market election. If the Funds are unable to identify an investment as a PFIC and thus do not make a mark-to-market election, the Funds may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Funds to their shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains.
Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate, currently 30% on U.S. source income. This withholding rate may be lower under the terms of a tax convention.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular investor. You are urged to consult your own tax advisor.

Distributions
Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of a Fund’s distribution is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

A Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (to the extent not offset by any capital loss carryovers), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any distribution paid by a Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing or by telephone. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

Financial Statements

The Target Funds’ annual reports to shareholders for the fiscal year ended December 31, 2021 are separate documents and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein, are incorporated by reference into this SAI.

PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION:

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

ITEM 16. EXHIBITS:

(1)	(a)	Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 4, 2011
(b)
Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference from Post-Effective Amendment No. 314 to Registrant’s Registration Statement on Form N-1A filed on October 24, 2017

(2)		Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
(3)		Not applicable.
(4)		Form of Agreement and Plan of Reorganization is attached as Exhibit B to the Proxy Statement/Prospectus contained in this Registration Statement.
(5)		Instruments Defining Rights of Security Holders – incorporated by reference to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws filed on May 5, 2011
(6)	(a)
Investment Advisory Agreement between the Trust, on behalf of the Kensington Managed Income Fund and Kensington Dynamic Growth Fund, and Kensington Asset Management, LLC – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.

(b)
Operating Expenses Limitation Agreement between the Trust, on behalf of the Kensington Managed Income Fund and Kensington Dynamic Growth Fund, and Kensington Asset Management, LLC – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.

(7)
Distribution Agreement between the Trust, on behalf of the Kensington Managed Income Fund and Kensington Dynamic Growth Fund, and Quasar Distributors, LLC – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.

(8)			Not applicable.
(9)	(a)		Custody Agreement between the Trust and U.S. Bank National Association - incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on May 5, 2011
(b)
Amendment to the Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.

(10)	(a)		Amended and Restated Rule 12b-1 Plan – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.
	(b)		Rule 18f-3 Plan – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.
(11)			Opinion and Consent of Counsel by Stradley Ronon Stevens & Young LLP for the Kensington Managed Income Fund and Kensington Dynamic Growth Fund – filed herewith.
(12)			Form of Opinion and Consent of Stradley Ronon Stevens & Young LLP regarding tax matters – filed herewith
(13)	(a)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011

(i)
Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.

	(b)		Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
(i)
Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.

	(c)		Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011.
(i)
Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.

(14)	(a)		Consent of Independent Registered Public Accounting Firm (BBD) is filed herewith

	(b)	Consent of Independent Registered Public Accounting Firm (Cohen) is filed herewith
(15)		Not Applicable.
(16)
Powers of Attorney for Robert J. Kern, David A. Massart, Leonard M. Rush and David M. Swanson dated February 23, 2022 – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant’s Registration Statement on Form N-1A filed on March 18, 2022.

(17)		Form of Proxy Card – filed herewith.

ITEM 17. UNDERTAKINGS:
(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Milwaukee, State of Wisconsin on the 21st day of March, 2022.

Managed Portfolio Series

By: /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer
President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 21st day of March, 2022.

	Signature	Title

	Robert J. Kern*	Trustee
Robert J. Kern

	David A. Massart*	Trustee
David A. Massart

	Leonard M. Rush*	Trustee
Leonard M. Rush

	David M. Swanson*	Trustee
David M. Swanson

	/s/ Brian R. Wiedmeyer	President and Principal Executive Officer
Brian R. Wiedmeyer

	/s/ Benjamin Eirich	Treasurer, Principal Financial Officer and Principal Accounting Officer
Benjamin Eirich

*By:	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Attorney-In-Fact pursuant to Power of Attorney